UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Corus Bankshares, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Robert J. Glickman	3959 N. Lincoln Ave.
President and CEO	Chicago, IL 60613
April 16, 2009
TO OUR SHAREHOLDERS:
I would like to invite you to attend the 2009 Annual Meeting of Shareholders of Corus Bankshares, Inc., to be held on Tuesday, May 5, 2009 at 10:00 a.m. at the Doubletree Hotel & Conference Center, 9599 Skokie Boulevard, Skokie, Illinois.
The primary purpose of the Annual Meeting will be to elect seven directors, to ratify the appointment of Ernst & Young LLP as Corus’ independent public accountants for 2009, and to approve an amendment to the Corus Bankshares, Inc. Equity Award and Incentive Plan. We will also be sharing with you information about our 2008 performance.
Whether you plan to attend the Annual Meeting or not, please date and sign the enclosed Proxy card and return it in the accompanying envelope. Your vote is very important regardless of how many shares you own. If you do attend the Annual Meeting and wish to vote in person, you may do so, even though you have previously sent in a Proxy card.
Please note the location for the meeting at the Doubletree Hotel & Conference Center, 9599 Skokie Boulevard, Skokie, Illinois. See page 1 for a map and directions.
I look forward to seeing you at the meeting.
Very truly yours,

Corus Bankshares, Inc.
3959 N. Lincoln Ave., Chicago, Illinois 60613
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 5, 2009
To our Shareholders:
Notice is hereby given that the Annual Meeting of Shareholders of Corus Bankshares, Inc. will be held on Tuesday, May 5, 2009 at 10:00 a.m. at the Doubletree Hotel & Conference Center, 9599 Skokie Boulevard, Skokie, Illinois for the following purposes:
1.	To elect the full board of seven directors to serve on our Board of Directors until the next annual meeting of stockholders or until their respective successors have been elected and qualified;
2.	To consider and act upon ratification of the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2009;
3.
To approve an amendment to the Corus Bankshares, Inc. Equity Award and Incentive Plan including the reservation of an additional 1,000,000 shares of common stock that may be issued as awards under the Plan;

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
Only shareholders of record at the close of business on March 9, 2009 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Your attention is directed to the accompanying Proxy card, Proxy Statement and 2008 Annual Report on Form 10-K of Corus Bankshares, Inc.

By Order of the Board of Directors
/s/ John P. Ascher
John P. Ascher
Secretary

Chicago, Illinois
April 16, 2009
NOTE: Your vote is important. Please read the proxy statement and the voting instructions on the Proxy. Then, whether or not you plan to attend the annual meeting in person, and no matter how many shares you own, please mark, date and sign the enclosed Proxy card and return it promptly in the enclosed envelope whether or not you plan to attend the Annual Meeting in person. You may revoke your Proxy at any time before it is voted.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to Be Held on May 5, 2009.
•	The proxy statement and Annual Report on Form 10-K to security holders are available at www.corusbank.com/proxymaterials
The following materials will be made available at the specified Web site listed above:
•	Proxy Card
•	Proxy Statement
•	2008 Annual Report on Form 10-K
Please refer to the “Location for the Shareholder Meeting” for directions. If you do attend the Annual Meeting and wish to vote in person, you may do so, even though you have previously sent in a Proxy card. For further information please refer to the “General Information About Meeting and Voting” on page 2 of the Proxy Statement.

LOCATION FOR THE SHAREHOLDER MEETING
FROM O’HARE INTERNATIONAL AIRPORT:
Exit towards the city and watch for 294 North. Take 294 North to Dempster Street and exit East. Turn left at the first light which is Potter Road. Take Potter Road 1 mile to Golf Road and turn right. Take Golf Road 6 miles to Skokie Blvd and the hotel is on the Southeast corner of Golf Road and Skokie Blvd.
FROM DOWNTOWN CHICAGO:
Take the Kennedy Expressway (90/94) towards Wisconsin. At the junction, stay on 94 West towards Milwaukee (Eden’s Expressway). Exit Old Orchard Road (Exit 35) and turn right off the exit ramp.
Take Old Orchard Road 4 blocks to Skokie Blvd and turn right. Take Skokie Blvd 4 blocks to Golf Road and the hotel is located on the Southeast corner of Golf Road and Skokie Blvd.
FROM NORTH:
Take 294 South. At the junction where 294 splits, stay on 94 East (Eden’s Expressway) towards Chicago. Merge onto US-41 (Skokie Blvd.) South via EXIT 34A. Take US-41 approximately 2 1/2 miles and the hotel is located on the Southeast corner of Golf Road and Skokie Blvd.
Doubletree Hotel &
Conference Center
9599 Skokie Boulevard
Skokie, Illinois 60077
847-679-7000

CORUS BANKSHARES, INC.
3959 N. Lincoln Ave.
Chicago, Illinois 60613
PROXY STATEMENT
Annual Meeting of Shareholders — May 5, 2009
The Board of Directors of Corus Bankshares, Inc. (“Corus” or the “Company”) is soliciting proxies for use at the Annual Meeting of Shareholders to be held on May 5, 2009, at 10:00 a.m., at the Doubletree Hotel & Conference Center, 9599 Skokie Boulevard, Skokie, Illinois, or at any adjournment or postponement of such meeting. These proxy solicitation materials are first being sent to shareholders on or about April 16, 2009.
GENERAL INFORMATION ABOUT THE MEETING AND VOTING
What is the purpose of the Annual Meeting?
At our Annual Meeting, shareholders will act upon the matters outlined in the accompanying Notice of Annual Meeting of Shareholders. Also, management will report on Corus’ performance during the last fiscal year and respond to questions from shareholders.
What am I voting on?
At the annual meeting, stockholders will act upon:
1)	The election of the directors to serve on our Board of Directors until the next annual meeting of stockholders or until their respective successors have been elected and qualified;
2)	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2009;
3)	The amendment to the Corus Bankshares, Inc. Equity Award and Incentive Plan, including the reservation of an additional 1,000,000 shares of common stock that may be issued as awards under the Plan.
Who is entitled to vote at the meeting?
In accordance with Corus’ by-laws, shareholders of record as of the close of business on March 9, 2009 are entitled to vote at the meeting. As of the close of business on March 9, 2009, Corus had 53,710,980 shares of Common Stock issued and outstanding and, therefore, eligible to vote at the meeting.
What are my voting rights?
Holders of our Common Stock are entitled to one vote per share. Therefore, a total of 53,710,980 votes are entitled to be cast at the meeting. Each proxy received from shareholders will be voted at the meeting and, if specified, as directed, by the shareholder. Shareholders of Corus have no cumulative voting rights with respect to the election of directors.

What constitutes a quorum?
The majority of the voting power of our outstanding shares of Common Stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:
•	You are present and vote in person at the meeting;
•	You have properly submitted a proxy card; or
•
If your shares are held in “street name” (as defined below) through a broker, you do not instruct your broker how you wish your shares to be voted, and your broker casts a discretionary vote on routine matters on your behalf.

How do I vote my shares?
Registered shareholders (those whose shares are owned in their name and not in “street name”, as defined below) may vote by completing and properly signing the enclosed proxy card and returning it to us in the envelope provided. Registered shareholders who attend the meeting may deliver their completed proxy card in person. “Street name” shareholders (as defined below) may vote by either returning the enclosed proxy card, by telephone or through the Internet (a telephone number and web address are provided on the voting instruction card). Street name shareholders who would like to vote in person at the meeting must obtain a legal proxy from the bank, brokerage firm or other nominee who holds the shares and bring it to the meeting.
What is the difference between a shareholder of record and a “street name” holder?
If your shares are registered directly in your name with BNY Mellon Shareowner Services, the Company’s stock transfer agent, you are considered the shareholder of record with respect to those shares.
If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you are still considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described above.
May I change my vote?
Yes. A proxy may be revoked at any time before it is exercised by means of a written revocation or a properly executed proxy bearing a later date. Shareholders of record having executed and returned a proxy who attend the meeting and desire to vote in person are requested to notify the Secretary of Corus prior to or at the time of a vote taken at the meeting.

How does the Board recommend I vote?
Unless you give instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth in the description of each item in the Proxy Statement. In summary, the Board of Directors recommends a vote:
FOR the election of each nominee to the Board of Directors,
FOR the ratification of Ernst & Young LLP as the Company’s independent public accountants.
FOR the proposed amendment to the Corus Bankshares, Inc. Equity Award and Incentive Plan,
With respect to any other matter that properly comes before the meeting and submitted to a vote of the shareholders, the vote will be cast in accordance with the best judgment of the proxy holders thereof. As of January 15, 2009, this year’s deadline for the submission of proposals regarding business to be considered by the shareholders during the meeting according to our by-laws, no proposals had been received.
What vote is required for the election of directors or for a proposal to be approved?
In accordance with the Amended and Restated Articles of Incorporation of the Company, the affirmative vote of a majority of shares present and entitled to vote at the meeting shall be required to elect each director nominee, to ratify the selection of Ernst & Young LLP as independent auditors for fiscal year 2009, and to approve any other proposal brought before the shareholders at the annual meeting.
How are votes counted?
In the election of Corus directors, your vote may be cast “FOR” all of the nominees or your vote may be cast “WITHHOLDING AUTHORITY” with respect to one or more of the nominees. For each other proposal, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN”. Shares represented by proxies marked “WITHHOLDING AUTHORITY” with respect to the election of one or more nominees for election as director have the effect of a vote against the nominee for whom authority was withheld. Shares represented by proxies marked “AGAINST” or “ABSTAIN” on each other proposals will have the effect of a vote against the proposal. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted:
1)	FOR the election of the directors to serve on our Board of Directors until the next annual meeting of stockholders or until their respective successors have been elected and qualified;
2)	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2009;
3)	FOR the amendment to the Corus Bankshares, Inc. Equity Award and Incentive Plan, including the reservation of an additional 1,000,000 shares of common stock that may be issued as awards under the Plan

What Is the Effect of Broker Non-Votes?
If your shares are held in “street name” and you do not give instructions as to how you want your shares voted, the brokerage firm, bank or other nominee who holds Corus shares on your behalf may, in certain circumstances, vote the shares at its discretion. With respect to “routine” matters, such as the election of Directors in an uncontested election and the ratification of the selection of the independent registered public accounting firm, a brokerage firm, bank or other nominee has authority (but is not required) under NASDAQ rules to vote its clients’ shares if the clients do not provide instructions. When a brokerage firm, bank or other nominee votes its clients’ Common Stock shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR, WITHHOLDING AUTHORITY, AGAINST or ABSTAIN with respect to such routine matters.
With respect to “non-routine” matters, NASDAQ rules do not permit the brokerage firm, bank or other nominee to vote its clients’ shares if the clients do not provide instructions. This is referred to as a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the meeting, but will be treated as not entitled to vote for purposes of determining approval of a non-routine proposal. Accordingly, they will not count as a vote for or against the proposal.
This means that if you are a street name holder and you do not vote your proxy, your brokerage firm, bank or other nominee may either: (i) vote your shares on routine matters, but not non-routine matters, or (ii) leave your shares unvoted altogether.
Who pays the expenses incurred in connection with the solicitation of proxies?
The cost of soliciting proxies in the accompanying form has been or will be borne by Corus. Proxies will be solicited by mail, and may be solicited personally by directors, officers or regular employees of Corus who will not receive special compensation for such services. Upon request, Corus will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of the Common Stock.
How can I submit a director nominee or proposal to be voted on at the Company’s 2010 Annual Meeting?
If a shareholder plans to propose either an item of business or a Director nominee to be considered at our 2010 Annual Meeting of Shareholders, to be eligible under our By-Laws for consideration at that meeting the shareholder is required to give notice of such proposal to our Corporate Secretary no later than February 4, 2010 (which is the date 90 days prior to the anniversary of the most recent Annual Meeting). If the shareholder also wishes such an item of business to be included in the Company’s Proxy Statement for that meeting, the proposal must satisfy the procedural and substantive criteria for inclusion set forth in Rule 14a-8 under the Securities Exchange Act of 1934 and must be received by our Corporate Secretary at the Company’s principal executive offices no later than December 17, 2009.

PRINCIPAL SHAREHOLDERS
So far as is known to Corus, based upon information furnished to it and a review of filings with the Securities and Exchange Commission, as of March 9, 2009, the following shareholders beneficially owned more than five percent (5%) of the Common Stock of Corus:

	Amount and Nature of
Shareholder	Beneficial Ownership		Percent
Robert J. Glickman	12,663,975	(1)	23.2%
Edward W. Glickman	6,290,124	(2)	11.7%
Joseph C. and Beverly R. Glickman	5,206,220	(3)	9.7%
Franklin Resources, Inc. and its affiliated entities	3,971,426	(4)	7.4%
Barclays Global Investors, N.A. and its affiliated entities	2,863,983	(5)	5.3%
The address for Robert J. Glickman, Edward W. Glickman and Joseph C. and Beverly R. Glickman is c/o Corus Bankshares, Inc. 3959 N. Lincoln Avenue, Chicago, IL 60613. The address for Franklin Resources, Inc. and its affiliated entities, except for Franklin Advisory Services, LLC, is One Franklin Parkway, San Mateo, CA 94403-1906. The address for Franklin Advisory Services, LLC is One Parker Plaza, 9th Floor, Fort Lee, NJ 07024. The address for Barclays Global Investors, N.A. and its affiliated entities, except for Barclays Global Investors, LTD, is 400 Howard Street, San Francisco, CA 94105. The address for Barclays Global Investors, LTD, is Murray House, 1 Royal Mint Court, London, EC3N 4HH.

(1)
Includes 2,964,850 shares held by Grantor Retained Annuity Trust, 425,256 shares held by Robert J. Glickman’s wife, 421,328 shares held by his wife as trustee of a trust for the benefit of one of his children, 235,932 shares as director and officer of the Robert and Caryn Glickman Foundation and 277,020 shares as director and officer of the Joseph C. Glickman Foundation. Also includes stock options to purchase 863,750 shares of Common Stock that were exercisable on or within 60 days after March 9, 2009. Robert J. Glickman is the son of Joseph C. and Beverly R. Glickman

(2)
Includes 40,280 shares held as trustee for the benefit of various relatives of Joseph C. Glickman under Glickman Family Trusts and 19,804 as director of a charitable corporation. Edward W. Glickman is the son of Joseph C. and Beverly R. Glickman.

(3)	Includes 277,020 shares held as trustee for the Joseph Glickman Foundation for which Robert J. Glickman also has voting and investment power.

(4)
Franklin Resources, Inc. filed an amended Schedule 13G on February 6, 2009, on behalf of itself and its investment-advisor subsidiary, Franklin Advisory Services, LLC and its principal stockholders, Charles B. Johnson and Rupert H. Johnson. Franklin Advisory Services, LLC reported sole voting power as to 3,897,826 shares and sole dispositive power as to 3,971,426 shares.

(5)
Barclays Global Investors, N.A. filed a Schedule 13G on February 5, 2009, on behalf of itself and its affiliated entities. Barclays Global Investors, N.A. reported sole voting power as to 1,098,823 shares and sole dispositive power as to 1,271,992 shares. Barclays Global Fund Advisors reported sole voting power as to 1,215,602 shares and sole dispositive power as to 1,572,633 shares. Barclays Global Investors, LTD reported sole dispositive power as to 19,358 shares.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
The following table sets forth, as of March 9, 2009, information with respect to the beneficial ownership of Common Stock by each director, by each executive officer that is named in the summary compensation table included in this Proxy Statement, and by all directors and executive officers of Corus as a group.

	Amount and Nature of
	Beneficial Ownership		Percent
Director Nominees
Robert J. Glickman	12,663,975	(1)	23.2%
Joseph C. Glickman	5,206,220	(2)	9.7%
Robert J. Buford	11,000		*
Kevin R. Callahan	4,000		*
Rodney D. Lubeznik	20,750		*
Michael J. McClure	4,000		*
Peter C. Roberts	400		*

Named Executive Officers (3)
Michael E. Dulberg	79,276	(4)	0.1%
Tim H. Taylor	16,200	(5)	*
Randy P. Curtis	182,777	(4)	0.3%
Richard J. Koretz	187,940	(4)	0.3%
Joel C. Solomon	62,918	(4)	0.1%
All Directors and Executive Officers as a Group (13 in total)	18,202,017	(4)	33.1%
The address for each of the Director Nominees and Executive Officers is c/o Corus Bankshares, Inc., 3959 N. Lincoln Ave., Chicago, IL 60613.

*	Represents less than 0.1% of total shares of Common Stock outstanding

(1)
Includes 2,964,850 shares held by Grantor Retained Annuity Trust, 425,256 shares held by Robert J. Glickman’s wife, 421,328 shares held by his wife as trustee of a trust for the benefit of one of his children, 235,932 shares as director and officer of the Robert and Caryn Glickman Foundation and 277,020 shares as director and officer of the Joseph C. Glickman Foundation. Also includes stock options to purchase 863,750 shares of Common Stock that were exercisable on or within 60 days after March 9, 2009. Robert J. Glickman is the son of Joseph C. and Beverly R. Glickman.

(2)	Includes 277,020 shares held as trustee for the Joseph Glickman Foundation for which Robert J. Glickman also has voting and investment power.

(3)	Robert J. Glickman, CEO, is listed under Director Nominees.

(4)
Includes stock options to purchase shares of Common Stock that were exercisable on or within 60 days after March 9, 2009 in the following amounts: Mr. Dulberg – 71,174; Mr. Curtis – 142,302; Mr. Koretz – 167,940; Mr. Solomon – 25,500; and All Directors and Executive Officers as a Group – 1,298,291.

(5)	Mr. Taylor, the Company’s former Chief Financial Officer, ceased to be an Executive Officer on October 6, 2008, the effective date of his resignation.

PROPOSAL ONE: ELECTION OF DIRECTORS
At the meeting, it will be proposed to elect seven directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualify.
The following individuals are nominees for election. All of the nominees have been selected by the Nominating & Corporate Governance Committee and have indicated a willingness to serve, but in case any of the nominees is not a candidate at the Annual Meeting, it is the intention of the proxy holders to vote in favor of the remainder of those named and to vote for substitute nominees at their discretion. Information regarding these seven nominees is set forth below.
DIRECTOR NOMINEES

Name, Age and Period of	Principal Occupation and
Service as a Director	Directorships for Past Five Years
Joseph C. Glickman (93) Director since 1958	Chairman of the Board of Directors of Corus Father of Robert J. Glickman

Robert J. Glickman (62) Director since 1972	President, Chief Executive Officer and Director of Corus and Corus Bank, N.A. Son of Joseph C. Glickman

Robert J. Buford (60) Director since 2003	President and Chief Executive Officer, Planned Realty Group, Inc. and affiliates (owns and operates residential real estate)

Kevin R. Callahan (47) Director since 2005	Chairman of the Board and Chief Executive Officer, Affirmative Insurance Holdings, Inc. (insurance), 2005-Present
Private Investor, 2004—2005
Chief Executive Officer, Allianz Insurance Company (insurance), 2002—2004

Rodney D. Lubeznik (61) Director since 1994	President, Chief Executive Officer and Director, Restaurant Management Corp. (owns and operates restaurants)

Michael J. McClure (48) Director since 2002	Executive Vice President and Chief Financial Officer, Affirmative Insurance Holdings, Inc. (insurance), 2007—Present
Managing Director, Residential Capital, LLC (real estate financing), 2006—2007 Financial Consultant, Self-Employed, 2003—2006

Peter C. Roberts (48) Director since 2003	Chief Executive Officer — Americas, Jones Lang LaSalle, Inc. (real estate and money management services to investors, occupiers and owners of commercial real estate), 2003—Present
Director Jones Lang LaSalle, Inc. (NYSE: JLL), 2001—2004

PROPOSAL TWO: APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
Corus is requesting shareholder approval to ratify the Audit Committee’s appointment of Ernst & Young LLP as Corus’ independent auditors for the fiscal year ending December 31, 2009. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee determines that such a change would be in Corus’ and its shareholders’ best interests.
One or more representatives of Ernst & Young LLP will be present at the meeting and will have the opportunity to make a statement if they desire to do so. Ernst & Young LLP representatives will also be available to respond to appropriate questions that shareholders may have.
Fees
The following table represents fees billed to Corus by Ernst & Young LLP for services provided in 2008 and 2007.

Fee Category	2008	2007
Audit Fees (1)	$1,158,000	$549,500
Audit-Related Fees	32,000	30,000
Tax Fees	—	—
All Other Fees	1,500	1,500

Total	$1,191,500	$581,000

(1)	The 2008 Audit Fees amount includes $175,000 of unbilled fees, which Ernst & Young LLP estimates to be the amount of additional fees to be billed for services performed to Audit 2008.
Audit-Related Fees include costs associated with auditing the Company’s benefit plans in both 2008 and 2007.
The Audit Committee’s policies and procedures require pre-approval for all audit and permissible non-audit services to be performed by the independent public accountants. The Chairman of the Audit Committee has the authority to pre-approve non-audit services provided subsequent notification is made to the Audit Committee at the next scheduled meeting. All of the Ernst & Young LLP fees mentioned above were pre-approved either by the Audit Committee or its Chairman according to these procedures.

PROPOSAL THREE: INCREASE IN SHARES ISSUABLE UNDER THE CORUS BANKSHARES, INC. EQUITY AWARD AND INCENTIVE PLAN
INTRODUCTION
A proposal will be presented at the Annual Meeting to increase the number of shares of common stock available for issuance under the Corus Bankshares, Inc. Equity Award and Incentive Plan (the “Plan”) by 1,000,000 shares, and to remove the restrictions on the total number of authorized shares under the Plan issuable in the form of stock awards.
Currently, the cumulative total authorized number of shares issuable under the Plan since inception is 3,000,000 shares, of which no more than 600,000 shares may be issued in the form of stock awards. As of the date hereof, of that 3,000,000 shares, 2,225,946 shares have been either issued or reserved for issuance upon exercise of outstanding options, leaving 774,054 available for future grant, of which no more than 44,568 shares could be issued in the form of stock awards.
If the proposal is approved, the cumulative total authorized number of shares issuable under the Plan since inception would be increased by 1,000,000 shares, i.e. from 3,000,000 to 4,000,000 cumulative total since inception, and the restriction as to how many of those shares could be issued in the form of stock awards would be removed. As a consequence, if the proposal is approved, there would be 1,774,054 shares available for future grant, any or all of which could be in the form of stock awards. These changes would be effected by approval of the second amendment and restatement of the Plan (the “Second Amendment”) by the shareholders of the Company at the Annual Meeting.
The Plan (originally named the Corus Bankshares, Inc. 2006 Stock Option Plan) was adopted by the Board of Directors on February 14, 2006 and approved by the shareholders of the Company on April 18, 2006 (the “Effective Date”). The first amendment and restatement of the Plan (the “First Amendment”) was subsequently adopted by the Board of Directors and approved by shareholders in 2007. The First Amendment of the Plan gave the Company the ability to grant performance-based stock awards.
The Second Amendment would also effect an immaterial revision to the Plan’s change-in-control provisions solely for the purpose of clarifying the original intent of certain text in the Plan. The Board of Directors adopted the Second Amendment of the Plan on March 24, 2009, and is now seeking shareholder approval of this amendment.
A summary of the material provisions of the Plan is set forth below. A copy of the Plan, as amended through the Second Amendment, is set forth below in Exhibit A.
PURPOSE OF THE PLAN AND THE PROPOSED INCREASE IN SHARES AVAILABLE FOR ISSUANCE
Corus established the Plan to promote the success of the Company by providing incentives to key employees that will link their personal interests to the long-term financial success of the Company and to the growth in shareholder value. The Plan is intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent. The Plan allows the Company to grant awards of equity-based compensation involving Company common stock (“Stock”) and cash incentive awards to key employees. The Plan provides for the grant of non-qualified stock options, stock appreciation rights (“SARs”), stock awards and cash incentive awards. The Company believes it is important for the employees of the Company and its subsidiaries to have an equity interest in the Company.

The Board of Directors has approved the Second Amendment of the Plan, and is now recommending that the shareholders of the Company likewise approve the Second Amendment. Due to the challenging current economic environment, the Company believes it to be in the best interest of the Company and its shareholders to provide proper incentives for the retention and future motivation of employees.
GENERAL
The Plan is administered by a committee (the “Committee”) of two or more members of the Board of Directors of the Company (the “Board”) who are selected by the Board. The Committee selects from the eligible individuals those persons to whom awards under the Plan will be granted (“Participants”), the types of awards to be granted and the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards. The Committee may delegate all or any portion of its responsibilities or powers under the Plan to persons selected by it. If the Committee does not exist, or for any other reason determined by the Board, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. Because grants under the Plan are discretionary, it is not possible to determine or estimate the benefits or amounts that will be received in the future by any Participant under the Plan.
If the Second Amendment of the Plan is approved, the maximum number of shares that may be delivered to Participants and their beneficiaries under the Plan shall be increased from the currently authorized maximum of 3,000,000 shares by an additional 1,000,000 shares, to a new aggregate total of 4,000,000 shares of Stock. Any shares covered by an award that are not delivered on an unrestricted basis (for example, because the award is forfeited, canceled, settled in cash, or used to satisfy the applicable tax withholding obligation) shall nevertheless be deemed to have been delivered for this purpose. If the exercise price of any option granted under the Plan, or the tax withholding obligation with respect to any award granted under the Plan, is satisfied by tendering shares of Stock to the Company, the total number of shares issued shall be deemed delivered for purposes of determining the number of shares of Stock available for delivery under the Plan.
Awards granted under the Plan are subject to additional limits. First, the maximum number of shares of Stock that may be covered by options and SARs granted to any one Participant in any one calendar year may not exceed 500,000 shares. Shares of Stock subject to the foregoing limit with respect to which the related award is terminated, surrendered or canceled shall not again be available for grant under this limit. Second, the maximum number of shares of Stock that may be delivered pursuant to stock awards intended to be performance-based compensation (as described below) granted to any one Participant for performance periods beginning in any one calendar year, regardless of whether the applicable performance period during which the stock award is earned ends in the same year in which it begins or in a later calendar year, may not exceed 75,000 shares. Third, the maximum amount of cash incentive awards that are intended to be performance-based compensation payable to any one Participant for performance periods beginning in any one calendar year, regardless of whether the applicable performance period during which the Award is earned ends in the same year in which it begins or in a later calendar year, shall be no greater than $5,000,000. Fourth, if the Second Amendment of the Plan is approved, there would no longer be a restriction on the number of shares issuable under the Plan which could take the form of stock awards.

The shares of Stock with respect to which awards may be made under the Plan shall be shares currently authorized but unissued. At the discretion of the Committee, an award under the Plan may be settled in cash rather than Stock, Stock rather than cash, or a combination of cash and Stock. The closing price with respect to the Stock on March 24, 2009 was $0.36 per share.
In the event of a corporate transaction involving the Company (including, without limitation, any merger, reorganization, split-up, spin-off, consolidation, recapitalization, separation, liquidation, extraordinary cash dividend, Stock dividend, Stock split, share combination, exchange of shares, or any other change in the corporate structure of the Company affecting the Stock), such adjustment shall be made to awards to preserve the benefits or potential benefits of the awards and to prevent dilution or enlargement of rights. Action by the Committee may include an adjustment in the number and class of shares which may be granted and delivered under the Plan, and in the number and class of and/or price of shares subject to outstanding options, SARs and stock awards granted under the Plan; provided that the number of shares subject to any award shall always be a whole number. Action by the Committee may also include: (i) replacement of awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction; (ii) cancellation of the award in return for cash payment of the current value of the award, determined as though the award is fully vested at the time of payment, provided that in the case of an option, the amount of such payment may be the excess of value of the Stock subject to the option at the time of the transaction over the exercise price; and (iii) any other type of adjustment as may be determined to be appropriate and equitable by the Committee, in its sole discretion.
Except as otherwise provided by the Committee, awards under the Plan are not transferable except as designated by the Participant by will or by laws of descent and distribution, and during the Participant’s life, may be exercised only by the Participant.
ELIGIBILITY
All employees of the Company or its subsidiaries who, in the opinion of members of the Committee, are key employees, are eligible to become Participants in the Plan. As of December 31, 2008, the Company and its subsidiaries had 521 full-time employees. The specific employees who will be granted awards under the Plan and the type and amount of any such awards will be determined by the Committee. The Committee may consider the recommendations of a Company officer. No employee shall have any right to be granted an award under the Plan.
STOCK OPTIONS
The Committee may grant stock options to purchase a certain amount of Stock at an established exercise price. All options granted under the Plan shall be non-qualified stock options. The exercise price for an option shall be 100% of the fair market value of the Stock on the date the option is granted (or, if greater, the par value of a share of Stock), unless the Committee specifies a higher exercise price at the time that the option is granted. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to the Company as consideration for the grant of a replacement option with a lower exercise price, except as adjusted for corporate transactions described above.

The option shall be exercisable in accordance with the terms established by the Committee. The full purchase price of each share of Stock purchased upon the exercise of any option shall be paid at the time of exercise of an option. Except as otherwise determined by the Committee, the purchase price of an option shall be payable in cash, in Stock (valued at fair market value as of the day of exercise), or a combination thereof; provided that payments made with Stock shall be limited to shares of Stock held by the Participant for not less than six months prior to the payment date. In addition, a Participant may elect to pay the exercise price by irrevocably authorizing a third party to sell shares acquired upon exercise of the option and remit to the Company a sufficient portion of the proceeds to pay the entire exercise price and any tax withholding resulting from the exercise. The Committee, in its discretion, may impose such conditions, restrictions, and contingencies on Stock acquired pursuant to the exercise of an option as the Committee determines to be desirable. In no event will an option expire more than ten years after the grant date.
STOCK APPRECIATION RIGHTS
A SAR entitles the Participant to receive the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Committee. The exercise price for a SAR shall be 100% of the fair market value of the Stock on the date the SAR is granted, unless the Committee specifies a higher exercise price at the time the SAR is granted. The exercise price of a SAR may not be decreased after the date of grant nor may a SAR be surrendered to the Company as consideration for the grant of a replacement SAR with a lower exercise price, except as adjusted for corporate transactions described above. The exercise of a SAR shall be settled by a cash payment to the Participant unless the Committee, in its discretion, provides for payment in Stock or a combination of cash and Stock. The SAR shall be exercisable in accordance with the terms established by the Committee. In no event will a SAR expire more than ten years after the grant date.
STOCK AWARDS
The following types of stock awards may be granted, as determined by the Committee:
• The Committee may grant shares of Stock that may be in return for previously performed services, or in return for the Participant surrendering other compensation that may be due.
• The Committee may grant shares of Stock that are contingent on the achievement of performance or other objectives during a specified period.
• The Committee may grant shares of Stock subject to a substantial risk of forfeiture or other restrictions that lapse upon the achievement of one or more goals relating to completion of service by the Participant, or the achievement of performance or other objectives (sometimes called “restricted stock”). The shares of restricted stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution, until the termination of the applicable restrictions.
Any stock awards shall be subject to such other conditions, restrictions and contingencies as the Committee determines.

CASH INCENTIVE AWARDS
The Committee may grant cash incentive awards (including the right to receive payment of Stock having the value equivalent to the cash otherwise payable) that may be contingent on achievement of a Participant’s performance objectives over a specified period established by the Committee. The grant of cash incentive awards may also be subject to such other conditions, restrictions and contingencies as determined by the Committee.
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
A U.S. income tax deduction for the Company will generally be unavailable for the Company for annual compensation in excess of $1 million paid to any of the five most highly compensated officers of a public corporation. However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit. It is expected that options and SARs granted under the Plan will satisfy the requirements for “performance-based compensation.” The Committee may designate whether any stock awards or cash incentive awards being granted to any Participant are intended to be “performance-based compensation” as that term is used in section 162(m) of the Internal Revenue Code (the “Code”). Any such awards designated as intended to be “performance-based compensation” shall be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Code. The performance measures that may be used for such awards shall be based on any one or more of the following Company, subsidiary, operating unit or division performance measures as selected by the Committee: stock price, market share, total return to stockholder, dividends, cash position, net income, economic profit, earnings, earnings growth, earnings per share, net income per share, net interest margin, net investment income, non-interest income as percent of total income, non-interest income growth, expense or cost levels, efficiency ratio, productivity ratios, credit quality, loan growth, losses, loss containment, deposit growth, assets, return on assets, equity, return on equity, and employee turnover. Each goal may be expressed on an absolute and/or relative basis, or may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies.
CHANGE-IN-CONTROL
Unless an award provides otherwise, if a Participant who is employed by the Company or a subsidiary at the time of a “change-in-control” (defined immediately below) then holds outstanding options or SARs, all such options or SARs then held by the Participant shall become fully exercisable on or after the date of the change-in-control. This right is subject to the expiration provisions otherwise applicable to the option or SAR. Unless an award provides otherwise, if a Participant who is then employed by the Company or a subsidiary at the time of a change-in-control then holds shares of restricted stock, all such shares of restricted stock shall become fully vested and free of the restrictions on the date of the change-in-control; provided that, if the amount of the award or the vesting is to be determined based on the level of performance achieved, the target level of performance shall be deemed to have been achieved.

A “change-in-control” occurs on the date on which any person is or becomes a beneficial owner, directly or indirectly, of Stock representing 50% or more of the total voting power of the Company’s then outstanding Stock. For this purpose, a “person” does not include: (i) a trustee or other fiduciary of securities held under an employee benefit plan of the Company; (ii) a corporation, partnership, or trust owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Company; (iii) any person who was a beneficial owner of 5% or more of the total voting power of the Company’s outstanding stock on April 18, 2006; (iv) any charitable foundation; or (v) any person obtaining an ownership interest by reason of a gift, devise or inheritance. A “change-in-control” also includes: (1) any sale, transfer, or disposal of all or substantially all of the assets of the Company; or (2) any merger, consolidation, or other combination of the Company other than (a) a combination with an affiliate of the Company; or (b) a combination with any non-affiliated company where the Company is the surviving business entity after such combination. In the event of an ambiguity as to whether a change-in-control has occurred, the Committee, in its sole and absolute discretion, shall make a determination whether a change-in-control has taken place and, if so, the exact date on which the change-in-control is deemed to have occurred. Notwithstanding the foregoing, a change-in-control shall be deemed not to have occurred with respect to a Participant, if the Participant is part of a purchasing group which consummates the change-in-control transaction. A Participant will be deemed part of a purchasing group if the Participant is an equity participant or has agreed to become an equity participant, directly or indirectly, in the purchasing company or group (except for an equity interest in the purchasing company or group of less than 10% of any class of such equity).
AMENDMENT, MODIFICATION, AND TERMINATION
The Plan may be amended, modified, or terminated at any time by the Board, provided that no amendment, modification, or termination may adversely affect the rights of any Participant under the award granted prior to the date such amendment is adopted without the Participant’s written consent, unless such action is necessary to ensure that section 409A of the Code does not apply to the Plan. However, without the approval of the shareholders of the Company, no such amendment, modification, or termination may: (i) increase the total number of shares of Stock which may be issued under this Plan, either in the aggregate or to an individual, except as adjusted for corporate transactions described above; (ii) change the class of employees eligible to participate in the Plan; or (iii) change the provisions of the Plan regarding exercise price. The Plan will remain in effect as long as any awards under it are outstanding, but no new awards may be granted after the ten-year anniversary of the Effective Date.
UNITED STATES INCOME TAX CONSIDERATIONS
Under present Federal income tax laws, awards granted under the Plan will have the following tax consequences:
Stock Options
The grant of a non-qualified stock option (“NQSO”) will not result in taxable income to the Participant. Except as described below, the Participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the Participant upon subsequent disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

The exercise of an NQSO through the delivery of previously acquired stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange that are in excess of the number given up will be includible as ordinary income to the Participant at the time of the exercise. The excess shares will have a new holding period for capital gain purposes and a basis equal to the value of such shares determined at the time of exercise.
Stock Appreciation Rights
The grant of a SAR will not result in taxable income to the Participant. Upon exercise of a SAR, the amount of cash or the fair market value of shares received will be taxable to the Participant as ordinary income, and a corresponding deduction will be allowed to the Company. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
Stock Awards
A Participant who has been granted a stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, if the grant is subject to restrictions that will lapse upon the achievement of other objectives, assuming that the restrictions constitute a “substantial risk of forfeiture” for Federal income tax purposes. Upon the vesting of shares subject to an award, the Participant will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder during the restriction period will also be compensation income to the Participant and deductible as such by the Company.
Cash Incentive Awards
A Participant will realize taxable income at the time the cash incentive award has vested and is distributed, and the Company will be entitled to a corresponding deduction.
Withholding of Taxes
Pursuant to the Plan, the Company may deduct, from any payment or distribution of shares under the Plan, the amount of any tax required by law to be withheld with respect to such payment, or may require the Participant to pay such amount to the Company prior to, and as a condition of, making such payment or distribution. Subject to rules and limitations established by the Committee, a Participant may make an irrevocable election to (i) surrender to the Company shares of Stock to which the Participant is otherwise entitled under the Plan, provided however, that such shares may be used to satisfy not more than the Company’s minimum statutory withholding obligation, or (ii) surrender to the Company shares of Stock which the Participant already owns, provided, however, that to the extent such shares are used to satisfy more than the minimum statutory withholding obligation, then, except as otherwise provided by the Committee, such payments shall be limited to shares held by the Participant for not less than six months prior to the payment date. The portion of the withholding that is satisfied with shares will be determined using the fair market value of the Stock on the date when the amount of taxes to be withheld is determined.

The use of shares of Stock to satisfy any withholding requirement will be treated, for Federal income tax purposes, as a sale of such shares for an amount equal to the fair market value of the Stock on the date when the amount of taxes to be withheld is determined. If previously-owned shares of Stock are delivered by a Participant to satisfy a withholding requirement, the disposition of such shares would result in the recognition of gain or loss by the Participant for tax purposes, depending on whether the basis in the delivered shares is less than or greater than the fair market value of the shares at the time of disposition.
Change-In-Control
Any acceleration of the vesting or payment of awards under the Plan in the event of a change-in-control in the Company may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the Participant to a 20% excise tax and which may not be deductible by the Company.
Tax Advice
The preceding discussion is based on Federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the Federal income tax aspects of the Plan. A Participant may also be subject to state and local taxes in connection with the grant of awards under the Plan. The Company suggests that Participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.
The Board of Directors recommends a vote “FOR” approval of the Second Amendment of the Corus Bankshares, Inc. Equity Award and Incentive Plan.

CORUS COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Committee (the “Committee”) of Corus (“we” or “the Company”) is responsible for the approval and oversight of compensation and benefit plans and agreements affecting executive officers. The Committee consists entirely of independent, non-employee directors who are not eligible to participate in the management compensation program.
Objectives of Our Compensation Program
Corus’ executive compensation objective is to link compensation with corporate and individual performance in a manner which, recognizing the marketplace practices of other comparable companies, will retain and attract executives who can achieve Corus’ short and long-term goals. This compensation objective is intended to:
•	Align the interests of executive officers with the interests of our shareholders;
•	Attract and retain key talent needed to compete successfully in an intensely competitive environment;
•	Motivate executives with competitive total compensation opportunities based on Corus’ performance and each individual executive’s contributions to that performance;
•	Emphasize performance-based compensation over fixed salary, particularly for executives involved in loan origination; and
•	Use long-term equity compensation programs based on the performance of Corus common stock to further align the interests of executive officers with our shareholders.
In addition to the general objectives discussed above, we made certain compensation decisions, discussed below, during the latter part of this past year in response to the credit crisis which developed and continued to worsen throughout 2008, and which had particular impact on financial institutions such as the Company.
General Compensation Framework & Approach
We employ a compensation program of base salaries, cash bonuses and equity awards. We provide very limited perquisites to our executive officers. We have a compensation plan we believe aligns our executive officers’ and shareholders’ interests, yet is simple, straightforward and easy to understand. (Please see the below section entitled “Elements of Our Compensation Program” for a detailed discussion and analysis of each of these aspects of our officers’ compensation.)
Further, as a general practice, the more senior an employee of the Company is, the greater the proportion of that employee’s overall compensation will be variable, typically awarded in the form of cash bonuses and equity awards. This approach will be reflected in two ways – executive officers’ salaries will typically represent a smaller portion of their overall cash compensation (than would be the case for more junior officers, whose salaries will generally represent the majority of their cash compensation), and executive officers’ total cash compensation will typically represent a smaller portion of their total compensation (than would be the case for more junior officers, whose total cash compensation would likely represent the great majority of their total compensation). We structure our compensation this way for two reasons.  First, the salary levels of our executive officers are already sufficient to guarantee their ability to cover fixed personal and family expenses, as discussed more below.  Second, our executive officers not only have greater responsibility for, but also have a greater ability to affect, our overall corporate performance.  We believe that making a greater proportion of such employee’s compensation variable and responsive both to individual and overall corporate performance is both a fair and a valuable incentive for such individuals to perform to their highest ability.

Process for Determining Compensation
The Committee met ten times during 2008, including among others the following:
Early in the year, the Committee met on January 18, 2008 to discuss proposed stock options, and met again on January 29, 2008 to grant stock options.
Later in the year, at its September 8, 2008 meeting, the Committee discussed with management the Company’s compensation philosophy and approach with respect to equity awards and year-end bonus determinations.
Having previously met on October 13, 2008 to discuss with the Chief Executive Officer (“CEO”) the Company’s philosophy and approach to equity awards to employees other than himself, at its November 11, 2008 meeting the Committee granted both stock options and restricted stock awards.
Having conducted preliminary discussions concerning potential bonuses for non-commercial loan officers at its September 8, 2008 and October 13, 2008 meetings, at its December 1, 2008 meeting the Committee awarded 2008 bonuses and set 2009 base salaries.
In advance of the December 1, 2008 meeting of the Committee, Corus’ CEO prepared recommendations to the Committee concerning the compensation of executive officers other than himself. The CEO’s recommendations were based, in part, on information prepared by Corus’ Chief Financial Officer (“CFO”) (which included Corus’ actual performance for the nine months ended September 30, 2008 and projections for the entire fiscal year).  These recommendations were forwarded to the members of the Compensation Committee for their consideration in advance of the Committee’s December meeting. In addition, in advance of the Committee’s December meeting the chair of the Committee and the CEO discussed both the CEO’s compensation and the CEO’s recommendations as to the compensation of executive officers other than himself.
During the December Committee meeting, the CEO was present to answer questions and discuss executive compensation matters, both as to his own compensation and that of other executive officers. The CEO then left the meeting prior to commencement of deliberations and voting by the Committee with respect to his own compensation.
Peer Group Comparisons
The Committee considers various factors when assessing and determining the appropriate level of compensation for the Company’s named executive officers (“NEOs”). In addition to considering the performance of Corus (actual performance for the nine months ended September 30, 2008 and projections for the entire fiscal year) and of the executive officers, the Committee also considered the compensation levels of similarly-situated executives at companies that the Committee believes to be comparable to Corus — what is often referred to as “benchmarking.” This process included a review of the absolute levels of compensation, as well as a review of the various elements of compensation (e.g., salary, bonus, stock options, restricted stock, benefits, etc.) and their relative proportions (i.e., the distribution of the employee’s total compensation between salary, cash bonuses, equity awards, benefits, etc.).

The Committee reviewed surveys of the compensation practices of both U.S. bank holding companies and Illinois-based companies. The bank holding company peer groups, which are detailed below, generally consisted of those financial institutions with comparable market capitalizations, total assets and/or earnings. The Illinois peer group, which is also detailed below, consists of those companies headquartered in Illinois with comparable market capitalizations to Corus.
The Committee believes, however, that a benchmark should be just that — a point of reference for measurement — but not the determinative factor for our executive officers’ compensation. The purpose of the comparison is not to supplant, but rather augment, or provide context for, the Committee’s compensation decisions. The Committee reviewed the compensation practices of the peer groups relative to the CEO, CFO and other NEOs. While there is no pre-determined target for setting the compensation of those named executives relative to the peer groups, the Committee did review the average total compensation of the peer groups and the individual components that make up total compensation of such individuals among the peer groups.
Because the comparative compensation information is just one of the several perspectives used in setting executive compensation, the Compensation Committee uses discretion in determining the nature and extent of its use. Further, given the limitations associated with comparative pay information for setting individual executive compensation, including the difficulty of assessing and comparing wealth accumulation through equity gains and post-employment amounts, the Committee may elect not to use the comparative compensation information at all in the course of making compensation decision. As a general matter, the use made by the Committee of peer group data is in consideration of whether proposed compensation items are of generally similar type and amount as compared to our peers.
The Committee believes these peer groups detailed below represented solid cross sections of comparable bank holding companies, as well as provided an insight into the compensation practices of Illinois-based companies (which also factor into the competitive landscape). The Committee reviews the composition of the peer groups at least annually to ensure their continuing relevance for comparative purposes.
Peer Compensation — Bank Holding Companies
The Committee reviewed the peer compensation practices of three separate cross sections of bank holding companies deemed comparable to the Company. These peer groups were drawn from a database of all U.S. publicly traded bank holding companies that had total assets between $3 and $15 billion as of December 31, 2006 (for the January 29, 2008 Compensation Committee meeting, as the December 31, 2007 data had not yet been released at that point) and as of December 31, 2007 (for the rest of the Compensation Committee meetings during 2008), and that also met the following conditions:
1)	Total assets between $6 and $12 billion;
2)
Among the twenty companies with market capitalizations closest to that of Corus (10 above and 10 below) as of November 5, 2007 (used for the January 29, 2008 meeting), March 26, 2008 (used for the October 13, 2008 meeting) and November 5, 2008 (used for the December 1, 2008 meeting);

3)
Among the twenty companies with net income closest to that of Corus for the same period (10 above and 10 below) for the nine-month period ended September 30, 2007 and annualized earnings based off of such nine-month earnings (both used for the January 29, 2008 meeting), for the six-month period ended June 30, 2008 (used for the October 13, 2008 meeting) and for the nine-month period ended September 30, 2008 (used for the December 1, 2008 meeting).

The following bank holding companies were thus included in the peer groups. Certain companies may have had more than one of the above characteristics, and therefore would have been represented in more than one survey (as noted by the footnotes below).

1st Source Corporation [2]	FirstMerit Corporation [1,3]	Renasant Corporation [2]
Alabama National Bancorporation [1,3]	First State Bancorporation [2,3]	S&T Bancorp [3]
Amcore Financial, Inc. [2,3]	F.N.B. Corporation [1,3]	Sandy Spring Bancorp, Inc. [2]
BancFirst Corporation [2,3]	Frontier Financial Corp [2,3]	Sterling Financial [1,3]
BancorpSouth Inc [3]	Glacier Bancorp Inc [3]	Sun Bancorp, Inc. [2,3]
Bank of Hawaii Corporation [1,3]	Hancock Holding Company [1,3]	Susquehanna Bancshares Inc [1,3]
Banner Corporation [2,3]	Hanmi Financial Corporation [2,3]	SVB Financial Group [1,3]
Boston Private Financial Holdings [1,2,3]	Harleysville National Corp [2]	Taylor Capital Group, Inc. [2,3]
Capitol Bancorp Ltd. [2,3]	Heartland Financial USA, Inc. [2]	TCF Financial Corporation [3]
Cathay General Bancorp [1,3]	IberiaBank Corp [2]	Texas Capital Bancshares [2]
Central Pacific Financial Corp [2,3]	Imperial Capital Bancorp, Inc. [2,3]	The South Financial Group [3]
Chemical Financial Corporation [2]	Independent Bank Corporation [2,3]	Trustmark Corporation [1,3]
Chittenden Corporation [1,3]	Integra Bank Corporation [2,3]	UCBH Holdings, Inc. [1,3]
Citizens Republic Bancorp, Inc. [2,3]	International Bancshares Corp [1,3]	UMB Financial Corporation [1,3]
Columbia Banking System, Inc. [2]	Irwin Financial Corporation [1,2,3]	Umpqua Holdings Corporation [1,3]
Community Bank System Inc [2]	MB Financial, Inc. [1,3]	United Bankshares, Inc. [1,3]
Community Banks [2]	Midwest Banc Holdings, Inc. [2,3]	United Community Banks, Inc. [1,3]
Community Trust Bank [2]	National Penn Bancshares Inc [3]	USB Holding Company [2]
Cullen Frost Bankers Inc [3]	NBT Bancorp Inc [3]	Valley National Bancorp [3]
CVB Financial Corp [1,3]	Old National Bancorp [1,3]	Wesbanco Inc. [2]
East West Bancorp, Inc. [1,3]	Pacific Capital Bancorp [1,3]	Western Alliance Bancorporation [2,3]
First Commonwealth Financial Corp [1]	Park National Corporation [1]	Whitney Holding Corporation [1,3]
First Financial Bancorp [2]	Private Bancorp, Inc. [2,3]	Wilmington Trust Corporation [1,3]
First Merchants Corporation [2]	Prosperity Bancshares, Inc. [1]	Wintrust Financial Corporation [1,3]
First Midwest Bancorp, Inc. [1,3]	Provident Bankshares Corporation [1,2,3]
Included in at least one of the peer groups based on:

[1]	$6–$12 billion in total assets.

[2]	Market capitalizations 10 above and 10 below Corus’ market capitalization (as of November 5, 2007, March 26, 2008 & November 5, 2008).

[3]
Net income (for the 9 months ended September 30, 2008, the 6 months ended June 30, 2008, the 9 months ended September 30, 2007, and projections for 2007) 10 above and 10 below Corus’ net income for the same time frame.

Note: A few of the Bank Holding Companies have been acquired or merged since they were included in the sample.
Peer group composition will likely change over time.

Peer Compensation — Illinois Companies
The Committee also reviewed the peer compensation practices of the twenty Illinois-based companies with market capitalizations 10 above and 10 below Corus’ market capitalization. The following Illinois companies were thus included in the peer groups:

A.M. Castle & Co. [1,2]	Lifeway Foods, Inc. [3]
Acco Brands Corporation [2,3]	Littlefuse, Inc. [2]
Aftermarket Technology Group [1]	Mercantile Bancorp, Inc. [3]
Akorn Inc. [1]	Methode Electronics Inc. [1]
AllScripts Health [1,2]	Midas, Inc. [3]
Amcore Financial [1,2,3]	Midwest Banc Holdings, Inc. [3]
Aventine Renewable Energy Resources [1]	Nanosphere, Inc. [3]
Biosante Pharmaceuticals, Inc. [3]	Navigant Consulting [1]
Cabot Microelectronics Corp [2]	Old Second Bancorp, Inc. [3]
CNA Surety Corp. [2]	Orbitz Worldwide, Inc. [2]
Coleman Cable, Inc. [3]	PC-TEL, Inc. [3]
Consolidated Communications Holdings [1,2]	Playboy Enterprises, Inc. [1]
Diamond Management & Technology Co. [1,3]	PrivateBancorp, Inc. [1]
Federal Signal Corp [1,2]	RC2 Corp. [1,3]
First Busey Corporation [2]	Rewards Network, Inc. [3]
Freightcar America, Inc. [1]	Richardson Electronics, Ltd. [3]
FTD Group, Inc. [1]	Rubicon Technology, Inc. [3]
Fuel Tech Inc. [2]	Schawk Inc. [1]
Grubb & Ellis Co. [2]	SPSS Inc. [2]
Heidrick & Struggles International [1,2]	Standard Parking Corporation [1]
Horace Mann Educators Corp. [2]	Taylor Capital Group, Inc. [3]
Innerworkings, Inc. [2]	Tenneco, Inc. [3]
IPCS Inc. [1,3]	Treehouse Foods [2]
Kapstone Paper and Packaging Corp. [3]	Vasco Data Security International [2]
Landauer, Inc. [1,2]
Included in the Illinois peer group for the:

[1]	January 29, 2008 Committee meeting (based on market capitalizations at November 5, 2007).

[2]	October 13, 2008 Committee meeting (based on market capitalizations at March 26, 2008).

[3]	December 1, 2008 Committee meeting (based on market capitalizations at November 5, 2008).
Peer group composition will likely change over time.
Along with peer group comparisons, the Committee reviewed so-called “tally sheets” for each NEO setting forth all of the items in the Summary Compensation Table, as well as detailed information regarding all compensation related agreements, retirement benefits and perquisites. The overall purpose of these tally sheets is to bring together, in one place, all of the elements of compensation for our NEOs. The Committee also carefully reviewed the relationship among the compensation levels of our NEOs, both vis-à-vis one another and relative to the compensation of other senior officers of the Company.

The Committee engaged Towers Perrin, a nationally recognized executive compensation consulting firm, to act as consultants to the Committee with respect to 2008 compensation decisions. Towers Perrin has not been engaged by us nor received revenues from us in any other capacity. The Committee did not employ any other compensation consultants during 2008.1
The Committee brought Towers Perrin in primarily to provide perspective as to common practices and trends among our peers and in the market generally with respect to equity compensation, including the views of shareholders and analysts in regard to dilution, “run rates,” and the value of outstanding grants and awards. Discussion with Towers Perrin and consideration of peer and market data confirmed our belief that it would be appropriate to add some restricted stock awards into the mix of equity compensation, i.e. in addition to the options we had traditionally granted.
Towers Perrin attended a number of Committee meetings, including portions of such meetings without management present.
Despite review of the various foregoing factors and considerations, it is important to understand that the Committee ultimately makes a discretionary, rather than a formulaic, determination as to the appropriate level, types and mix of compensation to our executive officers.
Elements of Our Compensation Program
Base Salaries
The base salaries of our executive officers are determined in consideration of their positions’ scope of responsibilities and their personal skills and experience. Other factors considered are individual performance, the success of the individual in achieving Corus’ goals, the competitiveness of the executive’s total compensation and Corus’ ability to pay an appropriate and competitive salary. Executive officers are eligible for periodic increases in their base salary as a result of individual performance, significant increases in their duties and responsibilities, or the position of salary relative to the competitive market. The Compensation Committee sets the CEO’s salary, as well as reviews and approves any salary increases for executive officers.
Because base salaries are intended to provide a stable, fixed component of compensation, rather than one which varies heavily with Company or individual performance, salaries have historically tended to be fairly stable from one year to the next, and we would anticipate that this pattern will likely continue in the future.
Bonuses
In addition to a fixed base salary, Corus provides executive officers the opportunity to earn cash bonuses, which are determined and awarded on an annual basis (the “Bonus Program”).  The Bonus Program is designed to promote a pay-for-performance philosophy by placing a significant portion of total compensation “at risk.” This structure is intended to advance the interests of the Company and its shareholders by helping us to attract, retain and motivate key personnel upon whose performance and contributions to the Company are closely tied to their bonus.

[1]	The Company engaged Hewitt Associates during 2008, but only with respect to actuarial services and reporting matters related to the Company’s pension plan.

In awarding bonuses near year-end, the Committee considers the achievements of each executive officer and of Corus for that year.  The achievements may be quantitative or qualitative. While there are no specific performance weightings established, factors considered may include the officer’s: position and responsibility, performance and contributions, years of experience with Corus and in the industry, knowledge of the banking industry, ability to recruit and build a management team, and commitment and entrepreneurial spirit. The Committee believes that Corus is still a small enough organization to be able to evaluate the specific contributions made by an executive officer in a given year.
This past year, in response to the current challenging economic environment and its impact on the Company’s earnings, the Company generally reduced the bonuses of personnel with titles at or above Assistant Vice President relative to the prior year. There were two notable exceptions to these reductions, however. First, following the resignation of our former CFO Tim Taylor, Michael Dulberg was promoted to the position of CFO and his compensation was accordingly increased to reflect his new responsibilities. Second, Joel Solomon, our Senior Vice President, Commercial Real Estate, was awarded a higher bonus in 2008 than in the prior year in recognition of the significant role played and effort made by Mr. Solomon in connection with loan workouts and modifications related to the recent credit crisis.
More recently, however, in light of continuing challenges facing the Company and the importance of retaining the services of certain key employees at the current time, on February 3, 2009 the board of directors of our wholly-owned operating subsidiary, Corus Bank, N.A., approved (and on February 9, 2009 the Committee likewise ratified and approved) a retention bonus program discussed in greater detail below.
Except for potential repayment provisions under the retention bonus program, discussed below, the Company does not have a specific policy to seek to adjust retroactively or recover executive officers’ salaries or bonuses, primarily because officers’ salaries and bonuses are determined each year based on numerous factors coupled with a subjective judgment process. Executive officer salaries and bonuses are not simply the mathematical operation of a predetermined formula based on numeric performance criteria (criteria which, in the event of a restatement or other adjustment, might subsequently be determined not to have been satisfied). Thus there does not exist a simple, direct relationship between any given numeric performance measure and the level of salaries and bonuses.
Current Year Bonuses & Next Year Salaries
It has been the Company’s consistent and long-standing practice to pay current-year employee bonuses, and to announce employee salaries for the next calendar year, by the end of the current calendar year.
The reason for this practice is that we have traditionally wanted to reward employees promptly for their efforts once the Company believed it had a fairly good, even if not absolutely precise, sense of the range of potential full-year financial results for the Company. Accordingly, we have determined and paid out bonuses late in the fiscal year.
Likewise, we have wanted to set next-year salary levels prior to commencement of the new calendar year in order that payments during the next year reflect full-year salary levels commencing with the first payment period in the next year.

We believe that timely rewarding of effort, and aligning the commencement of next-year salary payments with the beginning of the next year, are well perceived by our employees and help to generate employee good will toward the Company, and that such practice therefore assists in our retention of the services of our valuable employees.
We have not in recent years made adjustments to these bonus or salary levels based on actual versus previously projected results, though our Compensation Committee reserves the right to consider differences between actual and projected results on a case-by-case basis in the future. In our view, making such adjustments would, in case of actual results lying below projection, from a practical human perspective run the risk of employees having the perception, whether founded or not, that something was being taken away from them. Whatever the theoretical merits of such an approach might be, we are concerned that “givebacks” might tangibly alter employee’s perception of their compensation arrangements in a manner we do not believe would serve Company incentivization and retention priorities. We have not at the current time put in place a contractual mechanism for retroactively reducing, or “clawing back,” bonuses once they have been paid.
Again, although the process of predicting year-end income is necessarily subject to some uncertainty, we believe that the advantages to the Company from an employee perception and morale perspective justify reaching our compensation decisions close to, though prior to, the end of the fiscal year.
It should be borne in mind that Company performance is just one of the factors we take into account in making compensation decisions. The Committee ultimately makes a discretionary, rather than a formulaic, determination as to the appropriate level, types and mix of compensation to our executive officers.
Equity Awards
In addition to cash compensation in the form of salary, bonus and commissions, the potential for gains from equity ownership in the Company can constitute a powerful tool for attracting, retaining, motivating and incentivizing our talented executive officers.  The Committee believes that equity awards align the officers’ interests closely with those of our shareholders and incentivizes our executives to contribute to the success of the Company as a whole (and has therefore not required our executives to purchase stock in the Company).
The Committee has historically used stock options granted pursuant to the Corus Bankshares, Inc. Equity Award & Incentive Plan (the “Plan”) as the primary means of awarding equity compensation to our executive officers. In addition to stock options, the Company last year made certain awards of restricted stock.
Although we historically have generally made equity awards only once a year, in the first half of the year, due to the recent credit crisis and its impact on our business we made additional equity awards of both options and restricted stock in late 2008. This was because, due to trying economic circumstances and recent declines in the price of our stock, options previously granted to our employees were significantly “under water,” that is, they had per share exercise prices significantly in excess of the current per share market value of our stock, and therefore provided significantly reduced prospective motivational and retention effects on Company employees. We made the equity awards late in the year as part of our focus on retaining the services of these individuals. Please see below for further discussion of these late 2008 awards.

In light of the challenging current economic environment, we believe that it is important for us going forward to markedly increase our awards of equity compensation to our NEOs and other employees both in order to facilitate retention of these valuable individuals and to create appropriate incentives for them to strive to maximize shareholder value. At the moment, 774,054 shares, remain available for award under the Plan, of which no more than 44,568 shares could be issued pursuant to restricted stock awards. Accordingly, elsewhere in this proxy statement we are requesting that the shareholders of the Company approve an increase in the total number of shares available for issuance under the Plan from 3,000,000 to 4,000,000 shares.
Those anticipated future awards may take the form of restricted stock, which retains some value even under adverse market conditions for the Company’s stock and thus potentially the greatest retention effect in difficult economic times. Those future awards may also take the form of stock options which can lose most of their value if the price of the Company’s stock declines. At the same time, an option having a grant date fair value equal to a given restricted stock award will cover more shares than that restricted stock award, and will thus have greater potential upside if the Company’s stock price should increase. Options may thus serve as a more effective incentive for future performance. We are still considering the appropriate mix and form of equity awards to be pursued, should shareholders approve the requested increase in shares available under the Plan.
Stock Options in General
In 2008, stock options were granted to the NEOs as indicated in the Grants of Plan-Based Awards table.  The Compensation Committee does not assign specific Company or individual formulas when awarding stock options for the CEO or its other executive officers, though the Committee did review certain data concerning equity awards by our peer groups.  The stock option awards made by the Compensation Committee are based upon a subjective assessment of various factors, including each executive officer’s performance, the Company’s performance, and the Company’s historical stock option award practices.
Stock options awarded by the Company carry a 10-year final maturity and are subject to a four-year time-based vesting schedule (that is, 25% of an award vests on each of the next four anniversaries of the grant date).  Although the Company historically awarded options subject to a five-year time-based vesting schedule, the Company reduced the vesting schedule for stock options granted in 2008 to four years. This decision was based on information provided to the Company by its compensation consultants, Towers Perrin, indicating that three- or four-year, rather than five-year, vesting schedules are prevalent in the market.
We believe that a time-based vesting schedule creates an appropriate incentive for the executive to remain employed with the Company for a number of years.  At the same time, imposing too long a vesting schedule reduces the annual value of the economic incentive to employees and thus reduces the retention value of the grant.
Typically, equity awards are made relatively soon after the Company’s public release of the prior quarter’s earnings, at Committee meetings which have generally been scheduled well in advance of such earnings releases. Option awards shall be made with an exercise price equal to the closing price of the Company’s stock on the date of the grant.
The Committee awarded stock options at the meeting on January 29, 2008. These awards followed our earnings release on January 25, 2008 concerning our fourth fiscal quarter ended December 31, 2007, and the options were granted with a per share exercise price equal to the closing price per share on the date of grant.

The Committee also granted stock options and made restricted stock awards at the meeting on November 11, 2008. These awards followed our earnings release on October 29, 2008 concerning our third fiscal quarter ended September 30, 2008, and the options were granted with an exercise price equal to the closing price on the date of grant.
All NEOs presently hold stock options, except for our former CFO, Tim H. Taylor, all of whose options were forfeited or expired in connection with his resignation.
Lastly, the Plan provides that in the event of a change in control of the Company that all of our officer’s stock options would become accelerated (i.e., all then unvested options would become vested). Please see the section entitled “Change of Control” below for further discussion.
Restricted Stock in General
Although, for restricted stock awards and option grants having comparable grant date fair value, the dilutive impact to our existing shareholders of a restricted stock grant is more certain than that of a stock option (a stock option would not be exercised at a future date if Corus’ then prevailing stock price was below the option’s exercise price, whereas a restricted share will still retain value – and thus be dilutive to shareholders – even after a decline in the Company’s stock price), the dilutive impact of a restricted stock grant could also be significantly less than that of a stock option if the Company’s price were to appreciate significantly in the coming years.
No decision has yet been reached by the Committee as to its use of restricted stock awards in the future because, for comparable grant date fair value compensation charges, options can provide a more powerful incentive for executives to work to increase the value of the Company’s stock, due to the greater impact of stock price changes on the value of options as compared to restricted stock awards. The Committee accordingly reserves judgment at this time as to whether the use of options as opposed to restricted stock awards might better serve the interest of stockholders over the long term.
During the periods when the shares under a stock award are still restricted (i.e., not vested), officers will not be entitled to vote the shares but will receive cash payments equal to the dividends (and other distributions), if any, which would be paid were they to own the shares subject to the award.
Late 2008 Awards
In November 2008, in light of continuing economic challenges due to the credit crisis and its impact on our business and stock price, the Committee decided to grant additional equity awards to certain employees as part of our retention efforts.
As a Senior Vice President, Mr. Solomon received an award of restricted stock having a value equal to 13% of his 2008 salary (i.e., in his case, 13% of $315,000, or $40,950, which equaled 20,172 shares of restricted stock at $2.03 per share).

Our Executive Vice Presidents Messrs. Dulberg, Curtis and Koretz each received an award worth $125,000, allocated 15% to stock options and 85% to restricted stock (i.e., in each case, options to acquire 21,068 shares of common stock, such options having as estimated grant date fair value of $0.89 per share, and 52,340 shares of restricted stock at $2.03 per share). We allocated part of the equity compensation to these three individuals to the form of options rather than restricted stock in light of their senior executive positions within the Company, the consequently greater impact they might have on prospective Company performance, and the importance of providing them with appropriate incentives to strive for performance results favorable to the Company and its shareholders.
No awards of either options or restricted stock were made to Mr. Glickman at the November 2008 meeting of the Committee.
For these equity awards we made in late 2008, we decided to include restricted stock rather than just options in light of continuing challenges in the economic climate and our belief that the greater certainty of value transfer involved with a restricted stock award would have a greater retention effect under current circumstances than would option grants.
Anticipated 2009 Awards
Although in 2008 the Committee granted stock options to employees in January, this year we anticipate awaiting the results of the shareholder vote on the requested increase in the number of shares issuable under the Plan prior to making equity awards. Accordingly, the bulk of option grants, restricted stock or other awards for the coming year are thus not currently anticipated to occur until after the 2009 annual shareholders’ meeting. As indicated earlier, we are still considering whether options, restricted stock or other award forms will best serve the interest of the Company and its shareholders at that time.
Change of Control
Change-in-Control Agreements
In late 2007, Corus entered into change-in-control agreements (“CIC Agreements”) with five of the NEOs, Tim H. Taylor, Michael E. Dulberg, Richard J. Koretz, Randy P. Curtis and Joel C. Solomon. Because these agreements were in force during part of 2008, we have described their terms and conditions below. All of these agreements have, however, expired pursuant to their terms and, due in part to certain supervisory and regulatory restrictions, no new change-in-control agreements have been entered into at this time.
Because the CIC Agreements were complex, the following discussion must necessarily remain high-level. For more detail, please refer to the text of the CIC Agreements directly, the form of which was appended as an exhibit to our current report on Form 8-K filed with the SEC on December 7, 2007.
The purpose of the CIC Agreements was to provide severance compensation in the event of a termination of employment under the circumstances described below under “Executive Compensation – Change-In-Control Agreements” in the event of a change in control of Corus. The agreements were entered into following review by the Committee of certain comparative information concerning the use of such agreements among our peer groups.

The Committee believed that the CIC Agreements were in the best interests of the shareholders of Corus because, among other things, the CIC Agreements were designed to encourage the continued attention and dedication of the executive officers covered by these CIC Agreements to their assigned duties without distraction arising from the possibility of a change in control. Our employees are at-will and do not enjoy fixed-term employment agreements.
Executive officers who wished to benefit from the financial security provided by the CIC Agreements were required to agree not to solicit either the Company’s customers or its employees for a two-year period following termination of the executive’s employment (though this restriction was to lapse if a change in control of the Company occurs, as defined in the CIC Agreements).
Messrs. Taylor, Dulberg, Koretz, Curtis and Solomon elected to enter into such CIC Agreements; no such CIC Agreement was offered to Mr. Glickman. The Committee believed offering a change-in-control CIC Agreement to Mr. Glickman was unnecessary as he would be a major beneficiary of any acquisition of the Company by virtue of his significant equity ownership in the Company and therefore would not be in need of personal economic security following such an event.  The discussion below accordingly confines itself to the CIC Agreements entered into by Messrs. Taylor, Dulberg, Koretz, Curtis and Solomon.
The Committee chose to offer CIC Agreements to those officers with the title of First Vice President and higher (though not all officers offered agreements choose to accept these agreements). The CIC Agreements provided benefits in the form of payments under certain circumstances as a function of an employee’s base salary and bonus. The Committee offered officers with a title of Executive Vice President (“EVP”) the highest potential benefit (expressed as multiples of the officers’ salary and bonuses), with the potential benefits progressively scaled down for lower titled employees. The title-based tiered structure allowed the Committee to both calibrate the potential benefit with the employee’s value to the organization, which generally “tracks” an officer’s title, while also providing both clarity and consistency in its approach. Messrs. Taylor and Curtis were EVPs at the time of entering into the CIC Agreements, thus their potential benefits were the maximum offered under the CIC Agreements. Messrs. Dulberg, Koretz and Solomon were Senior Vice Presidents (“SVPs”) at the time of entering into the CIC Agreements, thus their potential benefits were scaled down slightly from the maximum offered under the CIC Agreements. The CIC Agreements did not contain tax gross-up payments, post-retirement benefits, continuation of health care coverage (other than in the case of termination for disability) or any other perquisites.
If a change in control were to occur and if, within three years (for EVPs; two years for SVPs) of the change in control, either the executive officer were to be terminated by the Company other than for “cause” or the executive were to leave for “good reason” (both as defined in the CIC Agreements), then the executive officer would receive a lump sum payment equal to the sum of three years’ (for EVPs; two years for SVPs) worth of salary and an amount equal to his bonus in the year prior to the change in control (pro-rated for the point in the year at which the change in control occurred).
Even if the executive officer were not to be terminated by the Company and were not to terminate their own employment for “good reason,” we recognized that a change in control could have a significant adverse effect on an executive’s job satisfaction and career trajectory, and that the risk of such adverse changes could serve as a distraction to the executive officer or even as an incentive to leave our employ preemptively if a change in control were being contemplated.  In order to mitigate this risk, the CIC Agreements also provided that if the executive officer had stayed at the Company for a full year following the change in control, but voluntarily chose to leave during a 30-day window following that anniversary of the change in control, the executive officer would be entitled to a severance payment equal to one and a half years’ worth of salary (for EVPs; one year for SVPs). Under this provision, the executive officer would not be entitled to a severance payment related to prior years’ bonuses.

Based on a survey prepared by our then-CFO, Tim Taylor, and staff in our finance department, of a randomly selected subset of bank holding companies from the database of peer bank holding companies with total assets between $3 and $15 billion (i.e. the peer group data set used in connection with the Committee’s compensation decisions), the Committee believed that the severance payment levels discussed above, i.e. two or three years’ salary plus prorated bonus, are within the range of payments comparable (with the exception of certain items such as insurance and tax “gross-ups,” which Corus did not offer) to those prevalent among our competitors.  The Committee also believed it was appropriate to differentiate between the payments to be made to EVPs as compared to SVPs based on their seniority within the organization, and that the two years’ salary plus prorated bonus for SVPs represented frequent practice in the industry. We believed offering similar arrangements was important in our efforts to retain our most valued executive officers.
Assuming no change in control has occurred in the meantime, the CIC Agreements were due to, and did, expire one year from the date entered into. This means that the foregoing CIC Agreements have all now expired and are no longer in force or effect. Furthermore, due in part to the reasons discussed immediately below, we have not at this time entered into replacement change-in-control agreements. We do not know at this time when we might be able and choose to enter into replacement change-in-control agreements with our NEOs.
Banking Regulations Prohibiting Certain Change-in-Control and Termination Payments
Federal banking regulations could adversely impact the ability of Corus to provide certain forms of compensation to its directors, management, or employees.
Corus is subject to extensive federal regulation, supervision and legislation that govern almost all aspects of its operations and limit the businesses in which Corus may engage. These laws and regulations may change from time to time and are primarily intended for the protection of consumers, depositors and the federal deposit insurance fund. The impact of any changes to laws and regulations, or other supervisory actions by regulatory agencies, including a determination by a regulatory agency that Corus is in “troubled” condition, may negatively impact Corus and its ability to provide certain forms of compensation to its directors, management, and employees.
For example, the Federal Deposit Insurance Corporation (“FDIC”) has issued a rule that, with certain exceptions, prohibits bank holding companies, banks, and thrifts from making “golden parachute” payments at a time when the institution is in troubled condition, or in contemplation of such a time. For purposes of the FDIC’s rule, a golden parachute payment is very broadly defined, and generally refers to any payment to an “institution-affiliated party” (e.g., an officer or director) while an institution is in a troubled condition and is payable upon that party’s resignation or termination.

With certain exceptions, the FDIC’s rule prohibits golden parachute agreements or payments by troubled institutions, by troubled holding companies or by healthy holding companies on behalf of a troubled subsidiary. These exceptions include: qualified retirement plans; nonqualified “bona fide” deferred compensation plans; nondiscriminatory severance pay plans; other types of common benefit plans; certain payments required by state law; and death benefits. Under the rule, an institution or an institution-affiliated party also can request FDIC’s permission to make or receive what would otherwise be a prohibited golden parachute payment, or to enter into an agreement to do so.
To the extent that a bank holding company, bank or thrift is, or becomes, subject to the FDIC’s general prohibitions on golden parachute payments, the bank holding company, bank or thrift would not be permitted to make certain severance or termination payments to individuals determined to be institution-affiliated parties. Significantly, during any period it is subject to the general prohibition on golden parachute payments, the bank holding company, bank or thrift could continue to provide retirement and severance compensation to its employees pursuant to the available exceptions to the FDIC’s rule. Finally, the bank holding company, bank or thrift could determine, as appropriate, to request the FDIC’s permission to provide certain severance compensation that otherwise would be prohibited under the rule.
Equity Awards & Change of Control Provisions
The Company’s Plan (together with award agreements issued to date pursuant to that Plan) itself also contains certain change-in-control provisions. These provisions are not dependent upon whether an officer has entered into a Change-in-Control Agreement (as discussed above), with the Company. Pursuant to the terms of our Plan, and irrespective of whether the executive officer stays at the Company following a change in control, full acceleration of the executive’s equity awards would occur (i.e., all then unvested options or restricted stock would become vested and free of restrictions) upon a change in control.  We viewed this provision as fair to our executives in light of the fact that by remaining employed with the Company they have shown serious personal commitment and have ventured their careers with us. We therefore believe it is fair that in such a case they benefit from such a change in control commensurate with the full amount of their equity awards (rather than just the portion vested prior to the change in control event).
In addition, based on another survey prepared by our then-CFO, Tim Taylor, and staff in our finance department, of our peer bank holding companies from the database of bank holding companies with total assets between $3 and $15 billion (i.e. the peer group data set used in connection with the Committee’s compensation decisions), the Committee believes that such acceleration provisions were the dominant practice among our peers.
Under certain circumstances, the FDIC rule discussed above might prevent such acceleration from occurring with respect to our officers and directors.
Retention Bonus Agreements
As discussed in greater detail below, in light of continuing challenges facing the Company and the importance of retaining the services of certain key employees at the current time, on February 3, 2009 the board of directors of our wholly-owned operating subsidiary, Corus Bank, N.A. (the “Bank”), approved (and on February 9, 2009 the Committee likewise ratified and approved) a retention bonus program discussed in greater detail below. Under the terms of the retention bonus agreements, the affected employee is permitted to retain the retention bonus payment under such agreement in its entirety if the employee is employed at the time of a “change in control” (as defined in the agreements) or liquidation of the Company occurring prior to August 1, 2009, or if there occurs prior to August 1, 2009 a termination of such employee’s employment (i) by the Bank without “cause,” as defined in the agreements, (ii) by the employee for “good reason,” as defined in the agreements, or (iii) on account of the death of the employee.

Pension Plan
We maintain a pension plan in order to provide employees a certain measure of financial security past retirement age, which we believe makes our executive officers more comfortable remaining employed by the Company over the long-term rather than seeking other opportunities elsewhere.
We have structured the pension plan in a manner designed to give greatest reward to those employees who stay with us the longest.  Thus, employees only vest in the plan after five years of service, and benefits under the plan are proportionately decreased for less than 30 years of service and for departure prior to age 65. Importantly, executive officers’ benefits under the pension plan are calculated in the same manner as all other employees.
Other Benefits
As at many other companies, we provide our employees with health and life insurance. In addition, we make small contributions to a 401(k) plan on their behalf. As with the pension plan, executive officers receive the same benefits under the 401(k) plan as all other employees. We view the insurance and 401(k) contributions as standard employee benefits requisite to attract and retain our employees.  We provide very limited perquisites to our executive officers.
Key Employee Retention Bonus Program
As mentioned above, in light of continuing challenges facing the Company and the importance of retaining the services of certain key employees at the current time, on February 3, 2009 the board of directors of the Bank approved (and on February 9, 2009 the Committee likewise ratified and approved) a retention bonus program for ten specified key employees of the Bank, among whom are Messrs. Dulberg, Curtis, Koretz and Solomon.
Under the program, the Bank entered into retention bonus agreements with each of the key employees pursuant to which an up front, lump sum bonus payment was made to each key employee. In order to create an incentive for the employee to remain employed with us at this important time for the Company, the agreements provide that the employee is only permitted ultimately to retain the retention bonus if the employee remains employed until August 1, 2009, or if certain specified events occur prior to such time. The employee is permitted to retain the entire amount of the retention bonus if the employee is employed at the time of a “change in control” (as defined in the agreements) or liquidation of the Company occurring prior to August 1, 2009, or if there occurs prior to August 1, 2009 a termination of such employee’s employment (i) by the Bank without “cause,” as defined in the agreements, (ii) by the employee for “good reason,” as defined in the agreements, or (iii) on account of the death of the employee. Otherwise, if the employee voluntarily terminates their employment prior to August 1, 2009 without “good reason,” and no change in control or liquidation has occurred, then the employee is required to pay back the entire amount of the retention bonus received by the employee.
The retention bonus amounts for Messrs. Dulberg, Curtis and Koretz were $125,000 each, and for Mr. Solomon $162,500. The form of retention bonus agreement is attached as an exhibit to our Form 8-K filed with the SEC on February 12, 2009.

Analysis of Individual Compensation Decisions
CEO
Mr. Robert J. Glickman’s compensation, while based on many of the same factors as described above for other executive officers, also reflects the ultimately far more critical role he has in determining the Company’s success as well as his significant direct and indirect ownership in the Company. In making its assessment of the CEO’s compensation, the Committee reviewed the Company’s financial performance, his performance, and the CEO compensation practices of firms comparable to the Company (see “Process for Determining Compensation” section above for further information).
In determining Mr. Glickman’s 2008 equity awards (at its January 29, 2008 and November 11, 2008 meetings), the Committee took into consideration various factors. An important element in the Committee’s thinking and conclusions was the Company’s financial results, particularly the Company’s earnings.
At the January 29, 2008 meeting, the Committee noted that while the Company’s financial results had declined significantly over the past year, the Company’s 2007 results were still quite strong by traditional banking measures. After significant discussion and deliberation, the Committee awarded Mr. Glickman 175,000 stock options with an aggregate grant date fair value of $280,000. The grant date fair value of this stock option award represents a 61% decline from the value of Mr. Glickman’s 2007 equity award.
By contrast, at the November 11, 2008 meeting, in light of significant impact of the credit crisis on the Company and its stock price since January 2008, the Committee decided not to grant Mr. Glickman any equity awards.
In determining, at its December 1, 2008 meeting, Mr. Glickman’s cash bonus for 2008 and his future salary for 2009, the Committee took into consideration various factors, including the Company’s recent financial results. After significant discussion and deliberation, in light of the continuing downturn in the economy and the Company’s third quarter net loss of $128 million, the Committee did not award Mr. Glickman any 2008 cash bonus, and set his future 2009 salary at $500,000, representing no increase from his 2008 salary.
In total, Mr. Glickman received total cash compensation in 2008 of $500,000, a 43% decrease from 2007. His total compensation as reported in the Summary Compensation Table was $1,350,626, a roughly 16% decrease from 2007. The grant date fair value of equity awards granted to Mr. Glickman in 2008 was $280,000 (i.e. a stock option to purchase 175,000 shares, with a grant date fair value of such option of $1.60 per share, vesting over four years), a 61% decline from the grant date fair value of awards to him in 2007.
The Committee also continued to observe that while Mr. Glickman’s total compensation (salary, bonus and equity awards) is generally lower than CEOs at comparable organizations, Mr. Glickman is in a unique position to benefit from the success of the organization in other ways. Through his direct and indirect personal equity ownership in the Company, which was 23% as of December 31, 2008, Mr. Glickman shares in the success of the Company through the potential for dividends, as well as through potential increases in the value of his ownership as a result of the market price of Corus shares.  Furthermore, his potential for additional ownership interest in the Company continues to grow through equity awards.

Other Named Executive Officers
Taylor
The compensation of Mr. Taylor, the Company’s former Chief Financial Officer, was based on the same basic factors as for other executive officers. As in its assessment of the CEO, the Committee believes its assessment of the CFO’s performance should reflect various factors, including the Company’s financial performance, his performance, and the CFO compensation practices of firms comparable to the Company (see “Process for Determining Compensation” section above for further information). The Committee also specifically considered the fact that Mr. Taylor’s responsibilities included not only the traditional functions of a CFO but also significant operational matters, along with his high level of commitment to the organization and personal effort.
At its January 2008 meeting, based on the same state of the Company’s comparative performance discussed in the case of Mr. Glickman, the Committee granted to Mr. Taylor options to acquire 74,500 shares of common stock, such options having an aggregate grant date fair value of $119,200.
Mr. Taylor resigned as the Company’s CFO on October 6, 2008 and ceased to be an employee of the Company on October 21, 2008. Therefore, Mr. Taylor was not awarded a 2008 cash bonus nor was it necessary to set his 2009 salary. In connection with his resignation, Mr. Taylor immediately forfeited a total of 167,860 unvested options to acquire shares of common stock. In addition, Mr. Taylor chose not to exercise a further 255,840 vested options (since they were all under water, i.e. had per share exercise prices above the then per share market value of our stock), which thereafter expired according to their terms.
Since the time of Mr. Taylor’s resignation, the Company has employed Mr. Taylor in a consulting capacity to assist the Company with its response to comments by the Securities and Exchange Commission with respect to the Company’s public filings. In this regard, based on relevant data, the Company paid Mr. Taylor at a rate of $600 per hour for these services, for an aggregate of $131,850 through the date of this proxy statement.
Dulberg
The compensation of Mr. Dulberg, the Company’s Chief Financial Officer, is based on the same basic factors as for other executive officers. As in its assessment of the CEO, the Committee believes its assessment of the CFO’s performance should reflect various factors, including the Company’s financial performance, his performance, and the CFO compensation practices of firms comparable to the Company (see “Process for Determining Compensation” section above for further information).
In January 2008, while Mr. Dulberg still served as Chief Accounting Officer of the Company and had not yet been promoted to the position of CFO, the Committee granted him options to acquire 24,600 shares of common stock, such options having an aggregate grant date fair value of $39,360.
At its November 2008 meeting, as discussed above, Mr. Dulberg was awarded options and restricted stock having a fair value at that date of $125,000 as part of the Company’s general retention and incentive efforts.
At its December 1, 2008 meeting, after Mr. Dulberg had been promoted to CFO, after significant discussion the Committee awarded Mr. Dulberg a 2008 cash bonus of $150,000, a 50% increase from his 2007 cash bonus, and set his 2009 salary at $250,000, representing a 9% increase from his 2008 salary. Mr. Dulberg’s compensation, while more than the prior year, reflects his significant responsibilities in his new role as CFO and Mr. Dulberg’s continuing commitment to the organization.

Curtis
The compensation of Mr. Curtis, who manages our deposit gathering business, is based on the same basic factors for other executive officers. As in its assessment of the CEO, the Committee believes its assessment of Mr. Curtis’ performance should reflect various factors, including the Company’s financial performance and his individual performance (see “Process for Determining Compensation” section above for further information).
In January 2008, the Committee granted Mr. Curtis options to acquire 67,000 shares of common stock, such options having an aggregate grant date fair value of $107,200.
At its November 2008 meeting, as discussed above, Mr. Curtis was awarded options and restricted stock having a fair value at that date of $125,000 as part of the Company’s general retention and incentive efforts.
At its December 1, 2008 meeting, after significant discussion the Committee awarded Mr. Curtis a 2008 cash bonus of $150,000, a 46% decrease from his 2007 cash bonus, and set his 2009 salary at $250,000, representing no increase from his 2008 salary. Mr. Curtis’ total 2008 compensation as reported in the Summary Compensation Table decreased by 10% from the prior year, mainly due to a decrease in his bonus. While Mr. Curtis’ compensation is slightly less than the prior year due to overall challenging economic times, he is credited with the Company’s tremendous success in building its deposit business over the past several years. In addition, and during that same time frame, he has significantly expanded and enhanced the Company’s deposit related technology platforms, employee infrastructure and customer interaction systems.
Koretz
The compensation of Mr. Koretz, the Company’s Chief Operating Officer (“COO”), is based on the same basic factors for other executive officers. As in its assessment of the CEO, the Committee believes its assessment of Mr. Koretz’s performance should reflect various factors, including the Company’s financial performance and his individual performance (see “Process for Determining Compensation” section above for further information).
In January 2008, the Committee granted Mr. Koretz options to acquire 37,200 shares of common stock, such options having an aggregate grant date fair value of $59,520.
At its November 2008 meeting, as discussed above, Mr. Koretz was awarded options and restricted stock having a fair value at that date of $125,000 as part of the Company’s general retention and incentive efforts.
At its December 1, 2008 meeting, after significant discussion the Committee awarded Mr. Koretz a 2008 cash bonus of $150,000, a 12% decrease from his 2007 cash bonus, and set his 2009 salary at $250,000, representing a 9% increase from his 2008 salary. Mr. Koretz’s compensation is greater than the prior year, mainly due to the significant responsibilities he is undertaking in the COO role and his continuing commitment to the organization.

Dulberg/Curtis/Koretz Synchronization
It will be observed from the foregoing discussion that each of Messrs. Dulberg, Curtis and Koretz received equivalent bonuses for 2008, and will have equivalent salaries for 2009. They each also received equivalent retention bonus amounts. This was a conscious decision on the part of the Committee. The Committee recognized the great value to the organization provided by each of these individuals, wanted to reward each of them in a manner appropriate to their new and expanded responsibilities and the value they bring to the Company both individually and as a coordinated team, and wanted to avoid spurious and invidious comparisons of small differences in compensation which might prove deleterious to the team spirit among these executive officers which we wish to foster during the current environment.
Solomon
The compensation of Mr. Solomon, the Company’s Senior Vice President of Commercial Real Estate, is based on the same basic factors for other executive officers. As in its assessment of the CEO, the Committee believes its assessment of Mr. Solomon’s performance should reflect various factors, including the Company’s financial performance and his individual performance (see “Process for Determining Compensation” section above for further information).
In January 2008, the Committee granted Mr. Solomon options to acquire 22,000 shares of common stock, such options having an aggregate grant date fair value of $35,200.
At its November 2008 meeting, as discussed above, Mr. Solomon was awarded restricted stock worth $40,950 as part of the Company’s general retention efforts.
At its December 1, 2008 meeting, after significant discussion the Committee awarded Mr. Solomon a 2008 cash bonus of $60,000, a 20% increase from his 2008 cash bonus, and set his 2009 salary at $325,000, representing a 3% increase from his 2008 salary.
Mr. Solomon’s compensation is more than the prior year, mainly due to the tremendous effort he has made in connection with the restructuring or modification of many of the Company’s outstanding loans and the importance of those activities to the Company at this time. It will also be observed that his compensation is more heavily weighted toward salary than certain of our other senior executives. This was a conscious decision by the Committee in light of Mr. Solomon’s background as an attorney and the current focus of his role within the organization. Mr. Solomon’s compensation was set in a manner somewhat more comparable to the type he might earn were he to be employed in an independent legal practice. These considerations also drove our decision to award him a retention bonus higher than that of our other EVPs.
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation’s principal executive officer, and to any other employee who is subject to the SEC’s disclosure rules because the employee is one of the three highest compensated officers (other than the principal executive officer or the principal financial officer) as of the end of that fiscal year. However, the statute exempts commission-based and “performance-based” compensation from the deduction limit if certain requirements are met.

Under the Corus Bankshares, Inc. Equity Award and Incentive Plan, compensation attributable to stock options granted under the Plan should be fully deductible to Corus as “performance-based” compensation under Section 162(m).
The Compensation Committee’s desire is to structure Corus’ executive compensation programs to maximize the deductibility of executive compensation under the Internal Revenue Code. However, the Compensation Committee reserves the right in the exercise of its business judgment to establish appropriate compensation levels for executive officers that may exceed the limits on tax deductibility established under Section 162(m).
Looking Forward to 2009
The Company anticipates that 2009 will continue to pose numerous economic and business challenges which may have an impact on our executive compensation. In particular, as noted above, we are requesting an increase in the number of shares available for issuance under the Plan and, if such increase is approved by shareholders, anticipate making significant equity awards in spring 2009 both in order to encourage retention of our valuable employees as well as to create incentives for them to strive to increase the Company’s stock price.
Conclusion
The Committee believes the executive officers’ individual compensation programs discussed in this report are designed in a manner that is consistent with Corus’ overall compensation philosophy.  As such, the compensation provided to Corus’ CEO, Mr. Robert J. Glickman, and to the other executive officers is deemed appropriate.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis in this Proxy Statement. Based on the review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and the Company’s Proxy Statement to be filed in connection with the Company’s 2009 Annual Meeting, each of which will be filed with the Securities and Exchange Commission.
Rodney D. Lubeznik, Compensation Committee Chair
Robert J. Buford, Compensation Committee Member
Peter C. Roberts, Compensation Committee Member
This Compensation Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement, except to the extent that the Company specifically requests that the Report or information be specifically incorporated by reference.

EXECUTIVE COMPENSATION
The following table sets forth the compensation, for services in all capacities to Corus and its subsidiary during the last fiscal year, earned by Corus’ Principal Executive Officer, Principal Financial Officer, Former Principal Financial Officer, and the other three highest-paid executive officers (the “Named Executive Officers”) who were serving as executive officers at December 31, 2008, as measured on the basis of total compensation (reduced by the amount included in Column (h) below).
SUMMARY COMPENSATION TABLE

							Change in
							Pension
							Value and
						Non-	Nonquali-
						Equity	fied
						Incentive	Deferred	All
						Plan	Compen-	Other
				Stock	Option	Compen-	sation	Compen-
Name and		Salary	Bonus	Awards(1)	Awards(2)	sation	Earnings(3)	sation(4)	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert J. Glickman	2008	500,000	0	0	715,360	0	134,725	541	1,350,626
President & CEO	2007	500,000	375,000	0	706,160	0	21,752	599	1,603,511
	2006	500,000	500,000	0	729,840	0	62,787	776	1,793,403

Michael E. Dulberg	2008	214,397	150,000	4,427	75,319	0	22,577	4,541	471,261
Exec. VP & CFO (5)

Tim H. Taylor	2008	271,169	0	0	0	0	38,125	140,054	449,348
Former Exec. VP	2007	336,000	300,000	0	240,884	0	0	2,599	879,483
& CFO (6)	2006	336,000	345,000	0	277,668	0	13,289	2,276	974,233

Randy P. Curtis	2008	250,000	150,000	4,427	167,334	0	39,764	1,741	613,266
Exec. Vice President	2007	250,000	280,000	0	141,927	0	4,573	2,599	679,099
Retail Banking	2006	250,000	320,000	0	122,429	0	15,905	2,276	710,610

Richard J. Koretz	2008	230,000	150,000	4,427	123,186	0	36,149	2,541	546,303
Exec. VP & COO (5)

Joel C. Solomon	2008	315,000	60,000	1,706	8,800	0	45,044	2,541	433,091
Senior Vice President Commercial Lending (5)

(1)
Represents the restricted stock expense recognized for financial statement reporting purposes (see Note 15 of the Company’s 2008 Annual Report on Form 10-K for further information with respect to granting of Restricted Stock Awards).

(2)
Represents the stock option expense recognized for financial statement reporting purposes (see to Note 15 of the Company’s 2008 Annual Report on Form 10-K for a discussion of the assumptions used in valuing Stock Option Awards. Further, Mr. Taylor, as a result of his resignation, forfeited 423,700 option awards, 255,840 of which were vested, but because of Corus’ stock price, were out-of-the-money.

(3)	Represents increase in accumulated benefits under the Corus Bankshares, Inc. Retirement Income Plan and Trust for all individuals.

(4)
For 2008, represents 401(k) matching contributions of $2,000 and life and disability insurance premiums in the amount of $541, except in the case of Mr. Curtis’ 401(k) matching contribution, which totaled $1,200. For 2007 and 2006, represents 401(k) matching contributions of $2,000 and life and disability insurance premiums in the amount of $599 and $776, respectively. Note, however, that in Mr. Glickman’s case, amounts only represent life and disability insurance premiums. In the case of Mr. Dulberg, the amount also includes $2,000 relating to an executive physical that is available only to certain senior executives. Additionally, in the case of Mr. Taylor, the 2008 amount also includes $131,850 relating to fees paid to Mr. Taylor in connection with a consultation arrangement entered into with the Company subsequent to his resignation from the Company, as well as $7,754 pertaining to unused vacation compensation at the time of his departure from the Company, and finally $450 of life and disability insurance premiums covering the period the time for which Mr. Taylor was employed by the Company.

(5)	Messrs. Dulberg, Koretz, and Solomon were all employed by the Company during 2006 and 2007 but were not required to be listed in the Summary Compensation Table.

(6)	Mr. Taylor ceased to be an Executive Officer of the Company on October 6, 2008, the effective date of his resignation.
Please see the section titled Compensation Discussion and Analysis for a further discussion of compensation.
Grants of Plan-Based Awards
The following table includes stock options and restricted stock awards granted pursuant to the Corus Bankshares, Inc. Equity Award and Incentive Plan, formerly named the 2006 Stock Option Plan (the “Plan”).
GRANTS OF PLAN-BASED AWARDS

									All Other
								All	Option		Grant
								Other	Awards:		Date
								Stock	Number		Fair
		Estimated Future			Estimated Future			Awards:	of	Exercise	Value
		Payouts Under			Payouts Under			Number	Securities	or Base	of Stock
		Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards			of Shares	Under-	Price of	and
		Thres-		Maxi-	Thres-		Maxi-	of Stock	lying	Option	Option
	Grant	hold	Target	mum	hold	Target	mum	or Units	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Robert J. Glickman	1/29/08	n/a	n/a	n/a	n/a	n/a	n/a	n/a	175,000	11.03	280,000

Michael E. Dulberg	11/11/08	n/a	n/a	n/a	n/a	n/a	n/a	52,340	21,068	2.03	125,001
	1/29/08	n/a	n/a	n/a	n/a	n/a	n/a	n/a	24,600	11.03	39,360

Tim H. Taylor (1)	1/29/08	n/a	n/a	n/a	n/a	n/a	n/a	n/a	74,500	11.03	119,200

Randy P. Curtis	11/11/08	n/a	n/a	n/a	n/a	n/a	n/a	52,340	21,068	2.03	125,001
	1/29/08	n/a	n/a	n/a	n/a	n/a	n/a	n/a	67,000	11.03	107,200

Richard J. Koretz	11/11/08	n/a	n/a	n/a	n/a	n/a	n/a	52,340	21,068	2.03	125,001
	1/29/08	n/a	n/a	n/a	n/a	n/a	n/a	n/a	37,200	11.03	59,520

Joel C. Solomon	11/11/08	n/a	n/a	n/a	n/a	n/a	n/a	20,172	n/a	n/a	40,949
	1/29/08	n/a	n/a	n/a	n/a	n/a	n/a	n/a	22,000	11.03	35,200

(1)	Mr. Taylor, as a result of his resignation, forfeited the 74,500 awards granted to him.
The Compensation Committee granted the stock options listed in the table above at exercise prices equal to the closing price of Corus stock on the grant date. The stock options generally vest 25% per year over a four-year period and expire 10 years from the date of grant. The Compensation Committee awarded restricted shares which generally vest 25% per year, over a four-year period. In the event of a change in control of the Company, as defined in the Equity Award and Incentive Plan, all granted and outstanding stock awards vest and, in the case of options, become immediately exercisable.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the outstanding equity awards at December 31, 2008.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
								Equity	Equity
								Incentive	Incentive
								Plan	Plan
			Equity					Awards:	Awards:
			Incentive					Number	Market or
			Plan					of	Payout
			Awards:			Number	Market	Unearned	Value of
	Number	Number	Number			of	Value of	Shares,	Unearned
	of	of	of			Shares	Shares or	Units or	Shares,
	Securities	Securities	Securities			or Units	Units of	Other	Units or
	Underlying	Underlying	Underlying			of Stock	Stock	Rights	Other
	Unexercised	Unexercised	Unexercised	Option		That Have	That Have	That Have	Rights That
	Options	Options	Unearned	Exercise	Option	Not	Not	Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested (2)	Vested (2)	Vested	Vested
Name	Exercisable (1)	Unexercisable (1)	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert J. Glickman	0	175,000	n/a	11.03	1/29/2018	n/a	n/a	n/a	n/a
	40,000	160,000	n/a	16.98	4/23/2017	n/a	n/a	n/a	n/a
	60,000	90,000	n/a	28.86	5/24/2016	n/a	n/a	n/a	n/a
	60,000	40,000	n/a	24.25	4/8/2015	n/a	n/a	n/a	n/a
	96,000	24,000	n/a	19.15	4/30/2014	n/a	n/a	n/a	n/a
	160,000	0	n/a	10.50	4/10/2013	n/a	n/a	n/a	n/a
	160,000	0	n/a	12.51	4/22/2012	n/a	n/a	n/a	n/a
	160,000	0	n/a	12.30	4/23/2011	n/a	n/a	n/a	n/a

Michael E. Dulberg	0	21,068	n/a	2.03	11/11/2018	52,340	58,097	n/a	n/a
	0	24,600	n/a	11.03	1/29/2018	n/a	n/a	n/a	n/a
	3,512	14,048	n/a	16.98	4/23/2017	n/a	n/a	n/a	n/a
	4,800	7,200	n/a	28.86	5/24/2016	n/a	n/a	n/a	n/a
	7,200	4,800	n/a	24.25	4/8/2015	n/a	n/a	n/a	n/a
	9,600	2,400	n/a	19.15	4/30/2014	n/a	n/a	n/a	n/a
	16,000	0	n/a	10.50	4/10/2013	n/a	n/a	n/a	n/a
	12,800	0	n/a	12.51	4/22/2012	n/a	n/a	n/a	n/a
	2,800	0	n/a	12.30	4/23/2011	n/a	n/a	n/a	n/a
(continued on next page)

(1)
Represents stock options which expire 10 years after the grant date. Options expiring prior to 2018 vest 20% each anniversary of the grant date for 5 years. Options expiring in 2018 vest 25% each anniversary of the grant date for 4 years.

(2)	Represents restricted stock, which vests 25% each anniversary of the grant date for 4 years.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (continued)

	Option Awards					Stock Awards
								Equity	Equity
								Incentive	Incentive
								Plan	Plan
			Equity					Awards:	Awards:
			Incentive					Number	Market or
			Plan					of	Payout
			Awards:			Number	Market	Unearned	Value of
	Number	Number	Number			of	Value of	Shares,	Unearned
	of	of	of			Shares	Shares or	Units or	Shares,
	Securities	Securities	Securities			or Units	Units of	Other	Units or
	Underlying	Underlying	Underlying			of Stock	Stock	Rights	Other
	Unexercised	Unexercised	Unexercised	Option		That Have	That Have	That Have	Rights That
	Options	Options	Unearned	Exercise	Option	Not	Not	Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested(2)	Vested(2)	Vested	Vested
Name	Exercisable(1)	Unexercisable (1)	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Randy P. Curtis	0	21,068	n/a	2.03	11/11/2018	52,340	58,097	n/a	n/a
	0	67,000	n/a	11.03	1/29/2018	n/a	n/a	n/a	n/a
	9,576	38,304	n/a	16.98	4/23/2017	n/a	n/a	n/a	n/a
	14,400	21,600	n/a	28.86	5/24/2016	n/a	n/a	n/a	n/a
	12,000	8,000	n/a	24.25	4/8/2015	n/a	n/a	n/a	n/a
	12,800	3,200	n/a	19.15	4/30/2014	n/a	n/a	n/a	n/a
	16,000	0	n/a	10.50	4/10/2013	n/a	n/a	n/a	n/a
	14,000	0	n/a	12.51	4/22/2012	n/a	n/a	n/a	n/a
	12,000	0	n/a	12.30	4/23/2011	n/a	n/a	n/a	n/a
	10,000	0	n/a	6.25	5/23/2010	n/a	n/a	n/a	n/a
	8,000	0	n/a	7.66	8/11/2009	n/a	n/a	n/a	n/a

Richard J. Koretz	0	21,068	n/a	2.03	11/11/2018	52,340	58,097	n/a	n/a
	0	37,200	n/a	11.03	1/29/2018	n/a	n/a	n/a	n/a
	5,320	21,280	n/a	16.98	4/23/2017	n/a	n/a	n/a	n/a
	8,000	12,000	n/a	28.86	5/24/2016	n/a	n/a	n/a	n/a
	12,000	8,000	n/a	24.25	4/8/2015	n/a	n/a	n/a	n/a
	19,200	4,800	n/a	19.15	4/30/2014	n/a	n/a	n/a	n/a
	32,000	0	n/a	10.50	4/10/2013	n/a	n/a	n/a	n/a
	28,000	0	n/a	12.51	4/22/2012	n/a	n/a	n/a	n/a
	24,000	0	n/a	12.30	4/23/2011	n/a	n/a	n/a	n/a
	16,000	0	n/a	6.25	5/23/2010	n/a	n/a	n/a	n/a

Joel C. Solomon	0	22,000	n/a	11.03	1/29/2018	20,172	22,391	n/a	n/a
	20,000	0	n/a	10.50	4/10/2013	n/a	n/a	n/a	n/a

(1)
Represents stock options which expire 10 years after the grant date. Options expiring prior to 2018 vest 20% each anniversary of the grant date for 5 years. Options expiring in 2018 vest 25% each anniversary of the grant date for 4 years.

(2)	Represents restricted stock, which vests 25% each anniversary of the grant date for 4 years.

Option Exercises and Stock Vesting
None of the individuals listed in the above Summary Compensation Table exercised their right to purchase any option nor did they have any awards of restricted stock vest during 2008.
Pension Benefits
Corus provides retirement benefits under a tax-qualified defined benefit plan, the Corus Bankshares Retirement Income Plan & Trust. An employee must be 21 years old and complete one calendar year of employment in which the employee works at least 1,000 hours to be eligible to participate in the pension plan. Once these requirements are met, the employee can enter the plan on either January 1 or July 1. An employee is vested after five years of service. Corus does not provide any supplemental executive retirement plans.
Upon attainment of normal retirement age, a participant is entitled to receive a monthly benefit for life equal to 22.5% of final monthly average compensation up to covered compensation (as defined below), plus 37.5% of such participant’s final average monthly compensation in excess of covered compensation, decreased proportionately for less than 30 years of credited service and decreased proportionately for departure prior to age 65. Final average compensation is the highest consecutive 5-year average compensation. Compensation includes salary, bonus, stock option gains, vesting of restricted stock and dividends paid on restricted stock. Covered compensation is a 35 year average of the Social Security wage base, as published by the Social Security Administration. The maximum level of annual compensation for computing retirement benefits in 2008 was $230,000. The pension plan currently limits pension benefits to an annual maximum of $185,000 in accordance with IRS requirements.
Normal retirement age is 65, however participants can begin to receive early retirement benefits at age 55 with at least 5 years of service. The benefit accrued as of the early retirement date is reduced by 0.5% for each of the first 60 months and 0.25% for each of the next 60 months by which the early retirement age precedes the normal retirement age. As of December 31, 2008, Robert J. Glickman was the only Named Executive Officer eligible for early retirement.
Participants can choose from different forms of payment including a straight-life annuity, a joint & survivor benefit with the survivor annuity percentage to the spouse equal to 50%, 66 2/3%, 75%, or 100%, or an annuity for the participant’s life with 10 years certain. Depending on the form of payment chosen, the benefit payments are adjusted accordingly using actuarial assumptions. Lump sum distributions are available for participants with a vested interest of $5,500 or less.

In the table below, the present value of the accumulated benefits under the pension plan for each Named Executive Officer is based on the following assumptions: (1) Benefits are accumulated through December 31, 2008 (except for Mr. Taylor, who ceased to be an employee on October 21, 2008), (2) Benefits are in the form of a straight-life annuity and payment begins at age 65, (3) No deaths prior to age 65, (5) After age 65 mortality rates are consistent with the static Retired Pensioners Mortality Table with projections (RP-2000, projected to 2024 for non-annuitants and 2016 for annuitants) and (4) a 5.86% discount rate is used to calculate the present values.
PENSION BENEFITS

		Number	Present	Payments
		of Years	Value of	During
		Credited	Accumulated	Last Fiscal
	Plan	Service (1)	Benefits	Year
Name	Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
Robert J. Glickman	Retirement Income & Trust	39.0	610,533	0
Michael E. Dulberg	Retirement Income & Trust	8.0	58,311	0
Tim H. Taylor	Retirement Income & Trust	18.9	115,542	0
Randy P. Curtis	Retirement Income & Trust	10.5	116,489	0
Richard J. Koretz	Retirement Income & Trust	16.0	107,128	0
Joel C. Solomon	Retirement Income & Trust	10.0	137,730	0

(1)	As described above, the credited years of service differ from actual years as a result of certain eligibility requirements. Corus does not grant extra years of credited service.
Change-in-Control Agreements
While the Company no longer has change-in-control employment agreements in place and has no current intention of offering such agreements, during 2008, Corus did have Change-In-Control Employment Agreements (“Agreements”) with five of the six Named Executive Officers, Messrs. Curtis, Dulberg, Koretz, Taylor, and Solomon. The purpose of the Agreements was to provide severance compensation in the event of a termination of employment, under the circumstances described below, after a change in control of Corus. “Change in control” generally occurs on the date when an individual, corporation or partnership (with certain exceptions) becomes a beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of the stock of Corus representing 50% or more of the total voting power of Corus’ then outstanding stock.
All of these agreements have, however, expired pursuant to their terms, and in part due to certain supervisory and regulatory restrictions no new change-in-control agreements have been entered into at this time. These regulatory restrictions are discussed in the Compensation Discussion & Analysis section. As such, the following discussion pertains only to 2008.

The Compensation Committee chose to offer Agreements to those officers with the title of First Vice President and higher (though not all officers offered agreements choose to accept these agreements). The Agreements provided benefits in the form of payments under certain circumstances as a function of an employee’s base salary and bonus. The Committee offered officers with a title of Executive Vice President (EVP) the highest potential benefit (expressed as multiples of the officers’ salary and bonuses), with the potential benefits progressively scaled down for lower titled employees. The title-based tiered structure allowed the Committee to both calibrate the potential benefit with the employee’s value to the organization, which generally “tracks” an officer’s title, while also providing both clarity and consistency in its approach. Messrs. Taylor and Curtis were EVPs at the time of entering into the Agreements, thus their potential benefits were the maximum offered under the Agreements. Messrs. Dulberg, Koretz and Solomon were Senior Vice Presidents (SVPs) at the time of entering into the Agreements, thus their potential benefits were scaled down slightly from the maximum offered under the Agreements. The Agreements did not contain tax gross-up payments, post-retirement benefits, continuation of health care coverage (other than in the case of termination for disability) or any other perquisites.
Based on a survey of a randomly selected subset of bank holding companies from the database of peer bank holding companies with total assets between $3 and $15 billion (i.e. the peer group data set used in connection with the Committee’s compensation decisions), the Committee believed that the severance payment levels discussed above, i.e. two or three years’ salary plus prorated bonus, are within the range of payments comparable (with the exception of certain items such as insurance and tax “gross-ups,” which Corus did not offer) to those prevalent among our competitors. The Committee also believed it was appropriate to differentiate between the payments to be made to EVPs as compared to SVPs based on their seniority within the organization, and that the two years’ salary plus prorated bonus for SVPs represented frequent practice in the industry. The Committee believed offering similar arrangements is important in our efforts to retain our most valued executive officers.
Under the terms of the Agreements, the circumstances for payment were termination by Corus other than for cause, termination by the executive for “good reason” or termination by the executive other than for good reason. The payments would have been made within 30 days of termination of employment and only if the executive executed a release of claims against Corus and affiliated persons. For a period of two years following the termination of employment for any reason, the executive would not have been allowed to solicit customers or employees of Corus with which he had direct or indirect contact as an employee of the Company during the eighteen-month period preceding his termination of employment with the Company. Severance payments would have been reduced and/or eliminated if the payments were prohibited by any banking regulations or the loss of a deduction would result under Section 280(g) of the Internal Revenue Code.

The following table illustrates the forms of compensation Messrs. Curtis, Dulberg, Koretz, and Solomon would have received under different scenarios following a change in control, pursuant to the Change-In-Control Agreements as well as the 1999 Stock Option Plan and the Equity Award and Incentive Plan. Mr. Taylor ceased to be an employee of the Company on October 21, 2008, and therefore he is not included in any of the scenarios listed below.
PAYMENTS AND BENEFITS UNDER A CHANGE IN CONTROL

Termination by
	Corus Other Than for	Termination	Termination
	Cause or by	For Cause,	By Executive
	Executive	Death or	Other Than for
	for Good Reason	Disability	Good Reason
Unpaid salary through date of termination	Yes	Yes	Yes
Payment equal to a multiple of annual base salary	Yes	No	Yes (1)
100% of bonus paid in the year prior to the change in control, pro-rated through date of termination	Yes	No	No
Healthcare benefits and/or other perquisites	No	No	No
Accelerated vesting of equity awards	(2)	(2)	(2)

(1)	If termination occurred within 30 days following the first anniversary of the change in control.

(2)
Pursuant to the terms of the 1999 Stock Option Plan and the Equity Award and Incentive Plan, all granted and outstanding equity awards become fully vested/exercisable on and after the date of change in control (subject to the expiration provisions otherwise applicable to the equity awards).

Although a change in control did not occur during 2008, we illustrate the potential compensation that the executives would have received in the scenarios below following a change in control occurring on December 31, 2008.
Termination by Company Other Than for Cause or Termination by Executive for “Good Reason”
If, during a period of 36 months following the change in control, Mr. Curtis would have resigned for Good Reason or was terminated by Corus (other than for cause), compensation provided would be in the form of a lump sum payment equal to 300% of annual base salary plus a pro-ration of any bonus paid in the year before the change in control for the amount of time employed in the year of termination. If, during a period of 24 months following the change in control, Messrs. Dulberg, Koretz or Solomon would have resigned for Good Reason or if either were terminated by Corus (other than for cause), compensation provided would be in the form of a lump sum payment equal to 200% of annual base salary plus a pro-ration of any bonus paid in the year before the change in control for the amount of time employed in the year of termination.

Below is an estimate of the total payments Messrs. Curtis, Dulberg, Koretz, and Solomon would have received assuming the change in control and termination occurred on December 31, 2008 and that they vested or exercised all outstanding equity awards on that date.

Termination by Company Other Than For Cause or Termination by Executive for “Good Reason” (1)
	Percent of	Salary	Bonus	Exercise of Accelerated	Estimated
	Annual Base Salary	Payment	Payment	Vested Equity Awards (2)	Total Payment
Name	(%)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)
Michael E. Dulberg	200%	460,000	100,000	58,097	618,097
Randy P. Curtis	300%	750,000	280,000	58,097	1,088,097
Richard J Koretz	200%	460,000	171,000	58,097	689,097
Joel C. Solomon	200%	630,000	50,000	22,391	702,391

(1)	Note that table is reflective of Agreements in place during 2008, however no such agreements have been entered into for 2009 in part due to regulatory restrictions.

(2)	Pertains only to Restricted Stock awards, as all options were out-of-the-money. Based on Corus’ stock price as of December 31, 2008.
Termination by Executive Other Than for “Good Reason”
If Mr. Curtis were to initiate termination for any reason during the 30-day period following the first anniversary of the change in control, compensation provided would have been in the form of a lump sum payment equal to 150% of annual base salary. If Messrs. Dulberg, Koretz, and Solomon were to initiate termination for any reason during the 30-day period following the first anniversary of the change in control, compensation provided would have been in the form of a lump sum payment equal to 100% of annual base salary.
Assuming the change in control occurred on December 31, 2008, below is an estimate of the total payments Messrs. Curtis, Dulberg, Koretz, and Solomon would receive if they terminated for other than “Good Reason” on December 31, 2009. The estimate below also assumes that they exercised all equity awards that had been outstanding at the time of the change in control.

Termination by Executive Other Than for “Good Reason” (1)
	Percent of	Salary	Bonus	Exercise of Accelerated	Estimated
	Annual Base Salary	Payment	Payment	Vested Equity Awards (2)	Total Payment
Name	(%)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)
Michael E. Dulberg	100%	230,000	0	58,097	288,097
Randy P. Curtis	150%	375,000	0	58,097	433,097
Richard J Koretz	100%	230,000	0	58,097	288,097
Joel C. Solomon	100%	315,000	0	22,391	337,391

(1)	Note that table is reflective of Agreements in place during 2008, however no such agreements have been entered into for 2009 in part due to regulatory restrictions.

(2)	Pertains only to Restricted Stock awards, as all options were out-of-the-money. Based on Corus’ stock price as of December 31, 2008.

DIRECTOR COMPENSATION
The table below details the compensation earned by directors in 2008.
DIRECTOR COMPENSATION

					Change in
					Pension Value
	Fees			Non-Equity	and Nonqualified
	Earned or			Incentive	Deferred	All
	Paid in	Stock	Option	Plan	Compensation	Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation *	Total
Name	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Joseph C. Glickman	45,000	n/a	n/a	n/a	n/a	56,915	101,915
Robert J. Buford	92,250	n/a	n/a	n/a	n/a	4,000	96,250
Kevin R. Callahan	92,000	n/a	n/a	n/a	n/a	4,000	96,000
Rodney D. Lubeznik	142,750	n/a	n/a	n/a	n/a	4,000	146,750
Michael J. McClure	127,000	n/a	n/a	n/a	n/a	5,000	132,000
Peter C. Roberts	93,750	n/a	n/a	n/a	n/a	n/a	93,750

*
In the case of Mr. Glickman, relates to reimbursement of a charter jet expense incurred for transportation to and from Board of Director meetings. The Company has agreed to reimburse Mr. Glickman at the rate of one-half of the total expense.

In the case of all other Directors, the amounts represent the compensation earned in connection with the duties performed as directors of the Company’s wholly-owned bank subsidiary, Corus Bank, N.A.
Directors of the Company who are also employees receive no additional compensation for their services as a director. Accordingly, Robert J. Glickman did not receive any payment for Board or committee meetings. See Director Compensation in the Corporate Governance section of this Proxy Statement for disclosure regarding the determination of Director compensation.
Joseph C. Glickman was an executive officer of the Company for several years prior to his retirement on December 31, 2001. Based on his many years of service as an employee, he is entitled to an annual pension benefit of $59,000 per annum, which he has been collecting since 2003. This pension benefit and payment is in no way connected to his service as director.

In November 2008, the Board approved new fees for Board and Committee meetings. The fees listed in the table below were applicable for the various Board and Committee meetings during 2008.
MEETING FEES

							Nominating &
							Corporate
					Compensation		Governance
	Full Board		Audit Committee		Committee		Committee
	Jan-Oct	Nov-Dec	Jan-Oct	Nov-Dec	Jan-Oct	Nov-Dec	Jan-Oct	Nov-Dec
	($)	($)	($)	($)	($)	($)	($)	($)
‘Regular’ Board Meetings (per meeting)	9,500	9,500
‘Regular’ Committee Meetings (per meeting)			6,000	6,000	5,000	5,000	3,000	3,000
‘Special’ Meetings — In- Person (per hour)	1,750	1,500	1,750	1,500	1,750	1,500	1,750	1,500
‘Special’ Meetings — Telephonic (per hour)	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
In addition, each Committee Chairman is paid annual retainer fees. All Committee Chairman retainer fees are paid quarterly.
The 2008 annual fees were $25,000 and $10,000 for the Audit Committee Chairman and the Compensation Committee Chairman, respectively.
In November 2008, the Company expanded the scope of the Company’s Nominating Committee to, in the interest of good corporate governance, become the “Nominating & Corporate Governance Committee”. Given that the duties of the Chairman of the Nominating & Corporate Governance Committee would be more significant than those of the Chairman under the previous Nominating Committee, the Board approved increasing the annual retainer fee from $4,000 to $10,000.

EQUITY COMPENSATION PLAN INFORMATION

	(a)		(b)		(c)
Number of securities
remaining available for
	Number of securities to be				future issuance under equity
	issued upon exercise of		Weighted-average exercise		compensation plans
	outstanding options,		price of outstanding options,		(excluding securities
Plan Category	warrants and rights		warrants and rights		reflected in column (a))
Equity Compensation plans approved by security holders	4,437,024	(1)	$15.66	(2)	834,986	(3)
Equity Compensation plans not approved by security holders	n/a		n/a		n/a
Total	4,437,024		$15.66		834,986

(1)	Includes outstanding stock options representing 2,799,014 shares and 1,638,010 shares held back pursuant to the Commission Program for Commercial Loan Officers.

(2)	Weighted average exercise price relates only to outstanding stock options.

(3)
Includes unissued stock options and restricted stock awards under the Equity Award and Incentive Plan of 774,054 and common shares available for issuance under the Commission Program for Commercial Loan Officers of 60,932. The latter of which reflects the Board’s 2008 resolution to reduce the number of shares available for issuance under the Commission Program for Commercial Loan Officers, by one million shares.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
From time to time, Corus may enter into transactions with related persons. Related persons include executive officers, directors, beneficial owners of 5% or more of Corus stock, immediate family members of these persons and entities in which one of these person has a direct or indirect material interest. In accordance with the Audit Committee Charter, all related party transactions are reviewed and approved by the Audit Committee.
In our Form 10-K for the year ended December 31, 2008, we disclosed that during the first quarter of 2009 the Company and Mr. Robert J. Glickman, the Company’s Chief Executive Officer, were named as defendants in a purported class action lawsuit filed in the U.S. District Court for the Northern District of Illinois alleging violations of federal securities laws. On March 13, 2009, the Board of Directors authorized Robert J. Glickman, the Company’s Chief Executive Officer, to hire a law firm to represent Mr. Glickman with respect to the above-mentioned lawsuit and any similar lawsuits.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Company’s executive officers and directors, and persons who own more than 10% of the Company’s Common Stock, to file reports of beneficial ownership and changes in beneficial ownership of the Common Stock with the Securities and Exchange Commission. Based solely upon a review of the copies of such forms received by the Company during or with respect to its most recent fiscal year and written representations from the executive officers and directors, the Company believes that all such reports were filed in a timely manner, except for Mr. Robert J. Buford, who filed one late report relating to a purchase transaction in February 2008.

REPORT OF THE AUDIT COMMITTEE
In fulfilling its oversight responsibilities, and in accordance with its written charter, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.
In addition, the Audit Committee reviewed with the independent public accountants their judgments as to the quality, not just the acceptability, of the Company’s accounting principles. Furthermore, the independent public accountants communicated and discussed with the Audit Committee the other matters required to be discussed with the Committee in accordance with Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The Committee has also received and discussed with the auditors the written disclosures and confirmation of independence from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and considered the compatibility of non-audit services with such independence.
The Audit Committee discussed with the Company’s independent public accountants the overall scope and plans for their audits. The Committee meets with the independent public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission. The Audit Committee has also recommended that the shareholders ratify the appointment of Ernst & Young LLP as the Company’s independent public accountants for the year ending December 31, 2009.
Michael J. McClure, Audit Committee Chair
Kevin R. Callahan, Audit Committee Member
Rodney D. Lubeznik, Audit Committee Member
This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement, except to the extent that the Company specifically requests that the Report or information be specifically incorporated by reference.

CORPORATE GOVERNANCE
Board of Directors and Committees
The table below reflects the membership of each Board committee during 2008.

Nominating &
Corporate
Board Members	Audit	Compensation	Governance
Robert J. Glickman
Joseph C. Glickman
Robert J. Buford		x
Kevin R. Callahan	x
Rodney D. Lubeznik	x	Chair	x
Michael J. McClure	Chair		Chair
Peter C. Roberts		x	x
Board of Directors
There were four regular Board of Directors meetings held in-person during 2008. In addition, there were five special telephonic meetings and one special in-person meeting. Each member of the Board attended more than 75% of the total number of meetings of the Board and the committees on which he served.
Director Compensation
Director compensation, including compensation for committee participation is discussed and determined by the entire Board of Directors, which includes the CEO, Robert J. Glickman.
Attendance by Members of the Board of Directors at the Annual Meeting of Shareholders
Although the Company does not have a specific policy requiring attendance, the Company encourages each member of the Board of Directors to attend the annual meeting of shareholders. All seven directors attended the annual meeting of shareholders held on April 15, 2008.
Director Independence
The Board of Directors has determined that all non-management directors except for Joseph C. Glickman, or five out of the seven directors, met the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.
The Board of Directors has determined that Michael J. McClure qualifies as an “Audit Committee financial expert,” as that term is defined in rules of the Securities and Exchange Commission implementing requirements of the Sarbanes-Oxley Act of 2002.
Audit Committee
We have a separately standing audit committee, established by and amongst the board of directors for the purpose of overseeing our accounting and financial reporting processes and audits of our financial statements, in accordance with section 3(a)(58)(A) of the Exchange Act. As stated above, the Board of Directors has determined that Michael J. McClure qualifies as an “Audit Committee Financial Expert,” as that term is defined in rules of the Securities and Exchange Commission implementing requirements of the Sarbanes-Oxley Act of 2002. Directors McClure, Lubeznik and Callahan met the audit committee qualifications of Rule 4350(d)(2) of the National Association of Securities Dealers listing standards.

The Audit Committee, in addition to reviewing internal control reports, regulatory examination reports, and financial information prior to public release, has sole authority to appoint and replace the independent public accountants and reviews the results of the audit engagement. There were four regular Audit Committee meetings held in-person in 2008 and seven special telephonic meetings. The Audit Committee has a written charter, which is available through the Investor Relations section of the Company’s web site at www.corusbank.com.
Compensation Committee
The Compensation Committee held two regular meetings in person, six special in-person meetings, and two special telephonic meeting during 2008. The members of the Compensation Committee, Directors Buford, Lubeznik and Roberts, are all independent in accordance with the applicable corporate governance listing standards of The NASDAQ Stock Market, Inc. The Compensation Committee is responsible for determining and approving the CEO’s salary, bonus and equity-based compensation based on a broad-based, comprehensive evaluation of the CEO’s performance. While the Compensation Committee reviews any recommendation by the CEO related to the compensation of other executive officers, the Compensation Committee is ultimately responsible for determining and approving such compensation. In addition to determining compensation, the Compensation Committee reviews and approves the Commercial Loan Officer Commission Program and reviews and approves Change-in-Control Agreements or other similar agreements to be entered into with executive officers. The Committee has the authority to engage outside consultants and to delegate any or all of its authority to one or more designated members of the Committee. The Compensation Committee has a written charter, a copy of which is available through the Investor Relations section of the Company’s Web site at www.corusbank.com.
Nominating & Corporate Governance Committee
In November 2008, the Company expanded the scope of the Company’s Nominating Committee to, in the interest of good corporate governance, become the “Nominating & Corporate Governance Committee”.
By expanding the scope, the Nominating & Corporate Governance Committee was given the added responsibility to develop and recommend to the Board of Directors for its approval a set of corporate governance guidelines that the Nominating & Corporate Governance Committee will review on an annual basis, or more frequently if appropriate, and recommend changes as necessary, as well as to oversee the annual self-evaluation process of the Board. This responsibility is in addition to the Committee’s responsibility to identify and recommend to the Board of Directors candidates for director nomination. Directors Lubeznik, McClure and Roberts are all independent in accordance with the applicable corporate governance listing standards of The NASDAQ Stock Market, Inc. The Nominating & Corporate Governance Committee has a written charter which is available through the Investor Relations section of the Company’s Web site at www.corusbank.com. The Nominating Committee held one regular meeting during February 2008. Note that the expanded Nominating & Corporate Governance Committee did not meet during 2008.

In accordance with its charter, the Nominating & Corporate Governance Committee reviews and reports to the Board on a periodic basis with regards to matters of corporate governance, develops and periodically reviews and recommends to the Board appropriate revisions to the Company’s Corporate Governance Guidelines, and oversees the Board’s performance and self-evaluation process, including conducting surveys of director observations, suggestions and preferences regarding how effectively the Board operates.
Additionally, the Nominating & Corporate Governance Committee identifies individuals that the Committee believes are qualified to become Board members in accordance with the nominating criteria set forth below, and recommends to the Board such persons for either appointment to the Board or to stand for election at the next annual meeting of shareholders. The Nominating & Corporate Governance Committee reviews all proposed nominees for the Board, including those proposed by shareholders. The Nominating & Corporate Governance Committee evaluates candidates recommended by shareholders in the same way that it evaluates any other nominee.
Although we do not impose specific eligibility requirements on potential nominees, Board members must possess the acumen, education and experience to make a significant contribution to the Board and bring a diverse range of skills and perspectives that fits within the perceived needs of the Board at a particular time. Board members must have the highest ethical standards, a strong sense of professionalism, independence, and an understanding of the Company’s business. Additionally, Board members must have the aptitude and experience to fully appreciate the legal responsibilities of a director and the governance processes of a public company, a willingness to commit, as well as have, sufficient time to discharge their duties to the Board and such other factors as the Nominating & Corporate Governance Committee determines are relevant in light of the needs of the Board and the Company.
During 2008 the Company did not pay a fee to any third party to identify or assist in identifying or evaluating potential nominees. In accordance with its charter, the Nominating & Corporate Governance Committee retains the ability to engage advisors as appropriate.
For a shareholder to submit a candidate for consideration by the Nominating & Corporate Governance Committee, a shareholder must notify the Company’s secretary. To be considered by the Nominating & Corporate Governance Committee for nomination and inclusion in the Company’s proxy statement at the 2010 Annual Meeting, a shareholder must notify the Company’s secretary no later than December 17, 2009 (the date 120 days prior to the first anniversary of the mailing date of the 2009 annual meeting proxy statement). Notices should be sent to: Corus Bankshares, Inc., 3959 N. Lincoln Ave., Chicago, IL 60613 Attn: Mr. John P. Ascher, Corporate Secretary. Notices must meet all of the requirements contained in the Company’s By-Laws.
Executive Sessions of the Board
Independent members of the Board of Directors meet in executive sessions without management. A “Presiding Director” leads executive sessions. An executive session is held in conjunction with regularly scheduled Board meetings at least twice per year and other sessions may be called by the Presiding Director in his or her own discretion or at the request of the Board. Michael J. McClure has been designated as the Presiding Director. The Board of Directors had three executive sessions during 2008.

Compensation Committee Interlocks and Insider Participation
Compensation Committee membership in 2008 included Directors Robert J. Buford, Rodney D. Lubeznik and Peter C. Roberts. None of the committee members are currently, nor have they ever been, officers or employees of Corus. There are no relationships between Corus and any of the committee members requiring disclosure under Regulation S-K, Item 404, “Transactions with related persons, promoters and certain control persons.” None of the members of our Board of Directors served in 2008 as an executive officer of another entity where one of our executive officers simultaneously served on the Board of Directors of such other entity (i.e. there were no “compensation committee interlocks” during 2008).
Communications with the Board
The Board of Directors has established a process for shareholders to communicate with the Board or an individual director. Shareholders may contact the Board or an individual director by writing to their attention at the Company’s principal executive offices at 3959 N. Lincoln Ave., Chicago, IL 60613, Attn: Mr. John P. Ascher, Corporate Secretary. Each communication intended for the Board of Directors or an individual director will be forwarded to the specified party in accordance with procedures approved by the independent directors of the Board.
Code of Business Conduct and Ethics
Ethical business conduct is a shared value of Corus’ Board of Directors, management and employees. Corus’ Code of Business Conduct and Ethics (the “Code”) applies to the Board of Directors as well as all employees and officers, including the principal executive officer, principal financial officer and principal accounting officer.
The Code covers all areas of professional conduct, including, but not limited to, conflicts of interest, disclosure obligations, insider trading, confidential information, as well as compliance with all laws, rules and regulations applicable to Corus’ business. Corus encourages all employees, officers and directors to promptly report any violations of the Code to the appropriate persons identified in the Code. A copy of the Code is available through the Investor Relations section of the Corus Web site at www.corusbank.com. Corus will post on its Web site any amendments to, or waivers from the Code, as it applies to its directors and/or Named Executive Officers.

OTHER BUSINESS
Corus is unaware of any other matter to be acted upon at the meeting for shareholder vote. In case of any matter properly coming before the meeting for shareholder vote, the proxy holders named in the proxy accompanying this statement shall vote the proxies in accordance with their best judgment.
By order of the Board of Directors,

/s/ John P. Ascher
John P. Ascher
Secretary

April 16, 2009

Exhibit A
CORUS BANKSHARES, INC.
Equity Award and Incentive Plan
(As Amended Through the ~~First~~Second Amendment)
ARTICLE 1.
ESTABLISHMENT, PURPOSE, AND EFFECTIVE DATE OF PLAN
1.1 Establishment of the Plan. Corus Bankshares, Inc. (hereinafter referred to as the “Company”), has established the “Corus Bankshares, Inc. Equity Award and Incentive Plan” (hereinafter referred to as the “Plan”), as set forth in this document. Prior to April 23, 2007, the Plan was known as the “Corus Bankshares, Inc. 2006 Stock Option Plan.” The Plan permits the grant of nonqualified stock options, stock appreciation rights, stock awards and cash incentive awards (as described below) to Key Employees. The Plan became effective as of April 18, 2006 (the “Effective Date”), and shall remain in effect as provided in Section 1.3 herein. The first amendment of the Plan (the “First Amendment”) was adopted by the Board of Directors of the Company on February 13, 2007 (the “First Amendment Date”). Except as otherwise expressly provided by the Committee, any Awards granted under the Plan prior to the First Amendment Date shall be subject to the terms of the Plan as in effect prior to such amendment. The second amendment of the Plan (the “Second Amendment”) was adopted by the Board of Directors of the Company on March 24, 2009 (the “Second Amendment Date”), and any Awards that could not be granted in the absence of the ~~First~~Second Amendment shall not be exercisable or payable to a Participant prior to shareholder approval of the ~~First~~Second Amendment; and if such shareholder approval is not obtained within twelve (12) months after the ~~First~~Second Amendment Date, the ~~First~~Second Amendment and such Awards shall be of no force and effect and such Awards shall be canceled. Except as otherwise expressly provided by the Committee, any Awards granted under the Plan prior to the ~~First~~Second Amendment Date shall be subject to the terms of the Plan as in effect prior to such amendment.
1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company by providing incentives to Key Employees that will link their personal interests to the long-term financial success of the Company and to the growth in shareholder value. The Plan is intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Key Employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.
1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1. herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 12, until all Stock subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may an Award be granted under the Plan on or after the tenth (10th) anniversary of the Plan’s Effective Date.

ARTICLE 2.
DEFINITIONS AND CONSTRUCTION
2.1 Definitions. Except as otherwise provided by the Committee, the following terms in the Plan shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:
(a) “Affiliate” of the Company means any Person or entity that controls, is controlled by or is under common control with the Company. For the purposes of this definition, “control” (including, with correlative meaning, the terms “controlled,” “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
(b) “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Stock Appreciation Rights, Stock Awards and Cash Incentive Awards.
(c) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(d) “Board” or “Board of Directors” means the Board of Directors of the Company.
(e) “Change in Control” shall occur on the date on which any Person other than:
(i) a trustee or other fiduciary of securities held under an employee benefit plan of the Company;
(ii) a corporation, partnership, or trust owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Company;
(iii) any Person who ~~is~~was a beneficial owner of 5% or more of the total voting power of the Company’s outstanding stock on the ~~date hereof~~Effective Date;
(iv) any charitable foundation; or
(v) any Person obtaining an ownership interest by reason of a gift, devise or inheritance is or becomes a beneficial owner, directly or indirectly, of stock of the Company representing 50% or more of the total voting power of the Company’s then outstanding stock. A Change in Control shall also include: (1) any sale, transfer, or disposal of all or substantially all of the assets of the Company; or (2) any merger, consolidation, or other combination of the Company other than: (a) a combination with an Affiliate of the Company; or (b) a combination with any non-Affiliated company where the Company is the surviving business entity after said combination. In the event of an ambiguity as to whether a Change in Control has occurred, the Committee, in its sole and absolute discretion, may make a determination whether a Change in Control has taken place. The Committee has final authority to determine the exact date on which a Change in Control has been deemed to have occurred.

Notwithstanding the foregoing, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed “part of a purchasing group...” for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant, directly or indirectly, in the purchasing company or group (except for an equity interest in the purchasing company or group of less than 10% of any class of such equity).
(f) “Cause” means:
(i) the willful and continued failure by the Participant to substantially perform his duties to the Company or its Affiliates within a reasonable period of time after a written demand for substantial performance is delivered to the Participant by the Company’s Chief Executive Officer, which demand specifically identifies the manner in which the Chief Executive Officer believes that the Participant has not substantially performed his duties;
(ii) the Participant’s engaging in a criminal act related to his employment for which he is convicted;
(iii) the removal of the Participant from his position with the Company or any of its Affiliates by bank regulators; or
(iv) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; or the engaging by the Participant in egregious misconduct involving serious moral turpitude to the extent that, in the reasonable judgment of the Board, the Participant’s credibility and reputation no longer conform to the standard of the Company’s employees.
For purposes of this Plan, no act, or failure to act, on the Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company and its Affiliates.
(g) “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.
(h) “Committee” means the committee appointed by the Board to administer the Plan pursuant to Article 3 herein.

(i) “Company” means Corus Bankshares, Inc., a bank holding corporation or any successor thereto as provided in Article 15 herein.
(j) “Disability” shall be considered to exist for a Participant during any period in which he has a physical or mental disability which renders him incapable, after reasonable accommodation, of performing his duties to the Company; provided, however, that the Participant shall not be considered to have a “Disability” unless (i) for a period of no less than 120 consecutive days, the Participant, as a result of a physical or mental disability, is incapable, after reasonable accommodation, of performing any essential functions of the Participant’s duties; and (ii) at the Participant’s termination of employment, the Participant will immediately begin receiving long term disability benefits totaling no less than 60% of the Participant’s salary (as such was immediately prior to termination) under the Company’s long-term disability plan or another arrangement providing substantially similar benefits. In the event of a dispute as to whether the Participant has a Disability, the Company may refer the same to a licensed practicing physician mutually agreeable to the Company and Participant, and the Participant agrees to submit to such tests and examinations as such physician shall deem appropriate.
(k) “Fair Market Value” on a specified date means the closing price at which a Share is listed if listed as a national market security on the National Association of Securities Dealers Automated Quotation system (“NASDAQ”) or on a national securities exchange on which Shares are primarily traded, or the average of the bid and asked closing prices at which a Share is traded on the over-the-counter market on that date, as reported on the NASDAQ; but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or if none of the above is applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.
(l) “Key Employee” means an employee of the Company or one of its Subsidiaries, including an employee who is an officer or a director of the Company or one of its Subsidiaries, who, in the opinion of members of the Committee, can contribute significantly to the growth and profitability of the Company. “Key Employee” also may include those employees, identified by the Committee, in situations concerning extraordinary performance, promotion, retention, or recruitment. The Committee may consider employees that a Company officer has recommended to the Committee to be Key Employees. The granting of an Award under this Plan shall be deemed a determination by the Committee that such employee is a Key Employee.
(m) “Nonqualified Stock Option” or “NSO” means an Option that is not intended to be an “incentive stock option” within the meaning of section 422(b) of the Code.
(m-1) “Non-Vested Shares” is defined in Section 8.11(b).
(n) “Option” means the right to purchase Shares at an Exercise Price established by the Committee, subject to the terms and conditions of the Plan (including but not limited to Section 6.12) and of the relevant Option agreement. All Options granted under the Plan shall be Nonqualified Stock Options.

(o) “Participant” means a Key Employee of the Company who has been granted an Award under the Plan.
(o-1) “Performance-Based Compensation” shall have the meaning ascribed to it under Code Section 162(m) and the regulations thereunder.
(o-2) “Performance Measures” shall be based on any one or more of the following Company, Subsidiary, operating unit or division performance measures or any combination thereof: stock price, market share, total return to stockholder, dividends, cash position, net income, economic profit, earnings, earnings growth, earnings per share, net income per share, net interest margin, net investment income, non-interest income as percent of total income, non-interest income growth, expense or cost levels, efficiency ratio, productivity ratios, credit quality, loan growth, losses, loss containment, deposit growth, assets, return on assets, equity, return on equity, and employee turnover. Each goal may be expressed on an absolute and/or relative basis or may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and may (but need not) provide for adjustments for restructurings, extraordinary, and other unusual, non-recurring, or similar charges.
(p) “Period of Restriction” means the period during which the transfer of Shares subject to Stock Awards is restricted and the Participant is subject to a substantial risk of forfeiture, pursuant to Article 8 herein.
(q) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a group as defined in Section 13(d).
(r) “Plan” means the Corus Bankshares, Inc. Equity Award and Incentive Plan (formerly named the Corus Bankshares, Inc. 2006 Stock Option Plan), as herein described.
(s) “Restricted Stock” means Stock granted to a Participant pursuant to a Stock Award under Article 8 herein, with such Shares or right to future delivery of such Shares subject to a substantial risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.
(t) “Stock” or “Shares” means the common stock of the Company.
(u) “Stock Appreciation Right” and “SAR” mean the right to receive a payment from the Company equal to the excess of the Fair Market Value of a share of Stock at the date of exercise over a specified price fixed by the Committee, which shall not be less than 100% of the Fair Market Value of the Stock on the date of grant.
(u-1) “Stock Award” is defined in Section 8.1.

(v) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
2.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
2.4 Electronic Documentation and Notification. Documentation and notification under the Plan shall include and be satisfied by electronic forms of documentation and notification.
ARTICLE 3.
ADMINISTRATION
3.1 The Committee. The authority to control and manage the operation and administration of the Plan shall be vested in the Committee, which shall consist of not less than two directors who shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. Each member of the Committee shall be a “non-employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act and an “outside director” for purposes of Code Section 162(m) and the regulations thereunder.
3.2 Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; to make all other determinations that may be necessary or advisable for the administration of the Plan; to accelerate the exercisability of any Award or the end of a Period of Restriction or the termination of any Award Agreement, or any other instrument relating to an Award under the Plan; and (subject to the provisions of Article 12 herein) to amend the terms and conditions of any outstanding Option, SAR, Stock Award or Cash Incentive Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Notwithstanding the foregoing, no action of the Committee may, without the consent of the Person or Persons entitled to exercise any outstanding Option or to receive payment of any other outstanding Award, adversely affect the rights of such Person or Persons, unless such action is necessary to ensure that Section 409A of the Code does not apply to the Plan.

3.3 Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees (including officers and directors who are employees) as may be selected by it, in its discretion and to determine the time or times of receipt, to determine the types of Awards, and the number of Shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions and all other terms, conditions and provisions of such Awards. The Committee shall select Participants from among those whom it has identified as being Key Employees. The Committee may consider employees that a Company officer has recommended to the Committee to be Key Employees. Nothing contained in the Plan or any resolutions adopted or to be adopted by the Board of Directors or by the shareholders of the Company shall constitute the granting of an Award under the Plan.
3.4 Decisions Binding. All interpretations, determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company, its Subsidiaries, shareholders, employees, Participants and their estates and beneficiaries.
3.5 Delegation of Certain Responsibilities. Subject to the following sentences, the Committee may delegate to appropriate officers of the Company the administration of the Plan under this Article 3. Notwithstanding the preceding sentence or any other provisions in the Plan, the Committee shall in no event possess the ability to delegate (a) its authority to correct errors, omissions or inconsistencies in the Plan, or (b) any other authority to the extent such delegation would be prohibited by applicable law or the applicable rules of a stock exchange or market, or would be inconsistent with the requirements of Rule 16b-3 of the Exchange Act or the regulations issued under Code Section 162(m) relating to performance-based compensation in such a way as to cause any Options, SARs, Stock Awards or Cash Incentive Awards intended to be Performance-Based Compensation to be subject to the limitations of Code Section 162(m) on deductible compensation. All authority delegated by the Committee under this Section 3.5 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Committee. Such delegation may be revoked by the Committee at any time.
3.6 Procedures of the Committee. All determinations of the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Committee shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification (as provided in Article 14 herein), and limitation of liability and reimbursement with respect to their services as members of the Committee to the same extent as for services as directors of the Company.

3.7 Award Agreements. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe, which need not be the same in all cases. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. Such document is referred to in the Plan as an “Award Agreement.” The Committee may approve a standard form of Award Agreement for each type of Award that shall be used for all such Awards, unless the Committee provides otherwise at the time of grant. A copy of a Participant’s Award Agreement shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of such document and deliver it to the Company. Any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee, provided that the terms of such agreements as amended or supplemented, as well as the terms of the original Award Agreement, are not inconsistent with the provisions of the Plan.
3.8 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other Person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Company shall require.
3.9 Information to be Furnished to the Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all Persons unless determined to be incorrect. Participants and other Persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
ARTICLE 4.
STOCK SUBJECT TO THE PLAN
4.1 The Shares with respect to which Awards may be made under the Plan shall be Shares currently authorized but unissued.
4.2 Subject to the following provisions of this subsection 4.2, the maximum number of Shares that may be delivered to Participants and their beneficiaries under the Plan shall be ~~3,000,000~~4,000,000 Shares.
(a) To the extent any Shares covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited, expires or is canceled, or the Shares are not delivered (including, without limitation, by reason of the Award being settled in cash or by reason of Shares being retained by the Company to satisfy tax withholding obligations), such Shares shall nevertheless be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.
(b) If the exercise price of any Option granted under the Plan is satisfied by tendering Shares to the Company (by either actual delivery or by attestation) in accordance with section 6.6(b), the total number of Shares issued shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Shares issued pursuant to section 7.4 (relating to SARs settled by the delivery of Shares in lieu of a cash payment) shall also be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

(c) Subject to paragraph 4.2(d), the following additional maximums are imposed under the Plan.
(i) The maximum number of Shares that may be covered by Awards granted to any one individual pursuant to Article 6 and Article 7 (relating to Options and SARs) shall be 500,000 Shares during any one calendar-year period. To the extent required by Section 162(m) of the Code and so long as 162(m) is applicable to Persons eligible to participate in the Plan, Shares of Stock subject to the foregoing limit with respect to which the related Award is forfeited, expires, or is canceled shall not again be available for grant under this limit.
(ii~~) The maximum number of Shares that may be issued in conjunction with Awards granted pursuant to Article 8 (relating to Stock Awards) shall be 600,000 Shares. (iii~~) For Stock Awards that are intended to be Performance-Based Compensation, no more than 75,000 shares of Stock may be delivered to any one Participant for performance periods beginning in any one calendar year, regardless of whether the applicable performance period during which the Stock Award is earned ends in the same year in which it begins or in a later calendar year; provided that Stock Awards described in this paragraph (iii) that are intended to be Performance-Based Compensation shall be subject to the following:
(A) If a Stock Award is denominated in Stock but is settled in an equivalent amount of cash, the foregoing limit shall be applied as though the Award was settled in Stock.
(B) If delivery of Stock or cash is deferred until after shares of Stock have been earned, any adjustment in the amount delivered to reflect actual or deemed investment experience after the date the shares are earned shall be disregarded.

(~~iv~~iii) For Cash Incentive Awards that are intended to be Performance-Based Compensation, no more than $5,000,000 may be paid to any one Participant for performance periods beginning in any one calendar year, regardless of whether the applicable performance period during which the Award is earned ends in the same year in which it begins or in a later calendar year; provided that Cash Incentive Awards described in this paragraph (iv) that are intended to be Performance-Based Compensation shall be subject to the following:
(A) If a Cash Incentive Award is denominated in cash but an equivalent amount of Stock is delivered in lieu of delivery of cash, the foregoing limit shall be applied as though the Award was settled in cash.
(B) If delivery of Stock or cash is deferred until after cash has been earned, any adjustment in the amount delivered to reflect actual or deemed investment experience after the date the cash is earned shall be disregarded.
(d) Adjustments in Authorized Shares. In the event of any merger, reorganization, split-up, spin-off, consolidation, recapitalization, separation, liquidation, extraordinary cash dividend, Stock dividend, Stock split, share combination, exchange of shares, or other change in the corporate structure of the Company affecting the Stock, such adjustment shall be made in the number and class of Shares which may be granted and delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, SARs and Stock Awards granted under the Plan to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number. An adjustment may include, without limitation: (i) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction; (ii) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment, provided that in the case of an Option or SAR, the amount of such payment may be the excess of value of the Stock subject to the Option or SAR at the time of the transaction over the exercise price; and (iii) any other type of adjustment as may be determined to be appropriate and equitable by the Committee, in its sole discretion.
(e) Stock Dividend. The limits on the number of shares set forth in this subsection 4.2 reflects the adjustment for the stock dividend that was effective May 18, 2006.
4.3 General Restrictions. Delivery of Shares or other amounts under the Plan shall be subject to the following:
(a) Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.
(b) In the discretion of the Committee, the grant of shares pursuant to an Award may be effected by the issuance of a single certificate to reflect the full amount of the Award, or by the issuance of multiple certificates representing portions of the Award. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a non-certificated basis to the extent not prohibited by applicable law or the applicable rules of any stock exchange or market, unless the Committee provides otherwise.

4.4 Grant and Use of Awards. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Notwithstanding the provisions of Sections 6.3 and 7.3, Options and SARs granted under the Plan in replacement for awards under plans and arrangements of the Company or a Subsidiary assumed in business combinations may provide for exercise prices that are less than the Fair Market Value of the Stock at the time of the replacement grants, if the Committee determines that such exercise price is appropriate to preserve the economic benefit of the Award.
4.5 Settlement and Payments. Awards that are to be settled through the delivery of Shares may, in the discretion of the Committee, be settled through cash payments, the delivery of Shares, the granting of replacement Awards, or combination thereof as the Committee shall determine. Awards that are to be settled through the payment of cash may, in the discretion of the Committee, be settled through cash payments, the delivery of Shares, the granting of replacement Awards, or combination thereof as the Committee shall determine. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.
ARTICLE 5.
ELIGIBILITY AND PARTICIPATION
5.1 Eligibility. Persons eligible to participate in this Plan include all employees of the Company or a Subsidiary who, in the opinion of members of the Committee, are Key Employees. The Committee may consider employees that a Company officer has recommended to the Committee to be Key Employees. “Key Employees” may include employees who are members of the Board, but may not include directors who are not full-time employees.
5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may from time to time select from Key Employees, those to whom Awards shall be granted and determine the nature and amount of each Award, and thereby become “Participants” in the Plan. The Committee may consider the recommendations of a Company officer. No employee shall have any right to be granted an Award under this Plan.

ARTICLE 6.
STOCK OPTIONS
6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Key Employees at anytime and from time to time as shall be determined by the Committee. Subject to Article 4, the Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant. All Options granted under the Plan shall be Nonqualified Stock Options.
6.2 Option Agreement. Each Option grant shall be evidenced by an Award Agreement pursuant to section 3.7 of the Plan that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other terms and provisions as the Committee shall determine.
6.3 Exercise Price. The “Exercise Price” of each Option and SAR granted under this Article 6 and Article 7 shall be 100% of the Fair Market Value of a Share on the date of grant (or, if greater, the par value of a share of Stock), unless the Committee specifies a higher Exercise Price at the time that the Option or SAR is granted.
Except for adjustments pursuant to paragraph 4.2(d) (relating to the adjustment of shares), the Exercise Price for any outstanding Option may not be decreased after the date of grant nor may an outstanding Option granted under the Plan be surrendered to the Company as consideration for the grant of a replacement Option with a lower exercise price.
6.4 Duration of Options. Each Option shall expire upon the tenth (10th) anniversary date of its grant unless the Committee specifies otherwise at the time of grant.
6.5 Exercise of Options. Options granted under the Plan shall be exercisable, on such terms and conditions and during such periods specified in an Award Agreement, which need not be the same for all Participants.
6.6 Payment. Options shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the Shares, subject to the following:
(a) Subject to the following provisions of this Section 6.6, the full Exercise Price for Shares purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement described in paragraph (c), payment may be made as soon as practicable after the exercise).
(b) Subject to applicable law, the Exercise Price shall be payable in cash or, at the Participant’s election, by tendering, by either actual delivery of Shares or by attestation, Shares valued at Fair Market Value as of the day of exercise, or, at the Participant’s election, in any combination of cash and Shares thereof; provided that payments made with Shares in accordance with this paragraph (b) shall be limited to Shares held by the Participant for not less than six months prior to the payment date. Such elections must be made by a Participant on or prior to the date of exercise. The Committee may disapprove of any election, may suspend or terminate the right to make elections, or may provide with respect to any Award under the Plan that the right to make elections shall not apply to such Awards.

(c) Subject to applicable law, a Participant may elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.
The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.
6.7 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such Stock is then listed and under any blue sky or state securities laws applicable to such Shares.
6.8 Termination of Employment Due to Death or Disability. Except as otherwise provided by the Committee, in the event the employment of a Participant is terminated by reason of death, any outstanding Options shall become 100% vested and immediately exercisable at any time prior to the expiration date of the Options or within one year after such date of termination of employment, whichever period is shorter, by such Person or Persons as shall have acquired the Participant’s rights under the Option by will or by the laws of descent and distribution. Except as otherwise provided by the Committee, in the event the employment of a Participant is terminated by reason of Disability, any outstanding Options shall become 100% vested and immediately exercisable at any time prior to the expiration date of the Options or within 90 days after such date of termination of employment, whichever period is shorter.
6.9 Termination of Employment for Other Reasons. If the employment of a Participant shall terminate for any reason other than death, Disability or for Cause, all outstanding Options that have not become vested and exercisable as of his date of termination shall terminate immediately on that date. All outstanding Options that have become vested and exercisable as of his date of termination shall terminate one month after such date of termination. In its sole discretion, the Committee may extend the exercisability of any outstanding Option that was vested and exercisable as of his date of termination for up to 90 days, but in no event beyond the expiration date of the Option.
If the employment of a Participant shall terminate for Cause, rights under all outstanding Options shall be immediately terminated upon termination of employment.

6.10 Nontransferability of Options. Except as otherwise provided by the Committee in the applicable Award Agreement, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Unless otherwise determined by the Committee in accordance with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of a Participant only by the Participant or during the period that the Participant is under a legal disability by the Participant’s guardian or legal representative.
6.11 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of an Option (including without limitation the right of the Committee to limit the time of exercise to specified periods) as may be necessary to satisfy the requirements of Rule 16b-3.
6.12 Form of Settlement. As soon as practicable, after receipt of written notification and payment, the exercise of Options shall be settled by the delivery of the appropriate number of Shares to the Participant (or its designee, in the case of exercises pursuant to section 6.6(c)) unless the Committee, in its discretion, provides otherwise pursuant to Section 4.5 of the Plan. Options settled for a cash payment in lieu of Shares shall be for an amount of cash equal to the excess of (a) the Fair Market Value at the time of exercise of the number of the Shares of Stock to be settled in cash; over (b) the total Exercise Price for such Shares established by the Committee; reduced by (c) withholding for all applicable taxes.
ARTICLE 7.
STOCK APPRECIATION RIGHTS
7.1 Grant of Stock Appreciation Rights. Subject to the terms and provisions of the Plan, Stock Appreciation Rights (“SARs”) may be granted to Participants at any time and from time to time as shall be determined by the Committee.
7.2 Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs.
7.3 Payment of SAR Amount. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount (subject to Section 7.5 below) determined by multiplying:
(a) The difference between the Fair Market Value of a share of Stock at the date of exercise over the Exercise Price (determined at Section 6.3) by
(b) The number of Shares with respect to which the Stock Appreciation Right is exercised.
7.4 Form of Payment. The exercise of SARs shall be settled by a cash payment to the Participant unless the Committee, in its discretion, provides otherwise pursuant to Section 4.5 of the Plan. SARs settled by the delivery of Shares in lieu of a cash payment shall be for a number of Shares equal to (a) the amount of the cash payment to be settled in Shares; reduced by (b) withholding for all applicable taxes; and then divided by (c) the Fair Market Value of a share of Stock at the date of exercise.

7.5 Limit on Appreciation. At the time of grant, the Committee may establish in its sole discretion, a maximum amount per share which will be payable upon exercise of an SAR.
7.6 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3.
7.7 Term of SAR. The term of an SAR granted under the Plan shall not exceed 20 years.
7.8 Termination of Employment. In the event the employment of a Participant is terminated by reason of death, Disability, Cause, retirement, or any other reason, any SARs outstanding shall terminate in the same manner as specified for Options under Sections 6.8 and 6.9 herein.
7.9 Nontransferability of SARs. Except as otherwise provided by the Committee in the applicable Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Unless otherwise determined by the Committee in accordance with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of a Participant only by the Participant or during the period that the Participant is under a legal disability by the Participant’s guardian or legal representative.
ARTICLE 8.
STOCK AWARDS
8.1 Grant of Stock Award. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Awards to a Participant. A Stock Award is a grant of shares of Stock or a right to receive shares of Stock in the future with such grant subject to one or more of the following as determined by the Committee:
(a) The grant shall be in consideration of a Participant’s previously performed services, or surrender of other compensation that may be due.
(b) The grant shall be contingent on the achievement of performance or other objectives during a specified period.
(c) The grant shall be subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives.

The grant of Stock Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee.
8.2 Restrictions on Awards. The Committee may designate a Stock Award granted to any Participant as Performance-Based Compensation. To the extent required by Code Section 162(m), any Stock Award so designated shall be conditioned on the achievement of one or more performance objectives. The performance objectives shall be based on the Performance Measures selected by the Committee. For Awards under this Article 8 intended to be Performance-Based Compensation, the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Code Section 162(m).
8.3 Award Agreement. Each Stock Award shall be evidenced by an Award Agreement that shall specify the Period of Restriction (if any), the type of Stock Award, the number of shares of Stock granted under such Award and such other provisions as the Committee shall determine.
8.4 Nontransferability of Stock Awards. Except as otherwise provided in this Article 8, the Stock Awards granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution, until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Committee and as shall be specified in the Award Agreement, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to the Stock Award granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or during the period that the Participant is under a legal disability by the Participant’s guardian or legal representative.
8.5 Other Restrictions. The Committee shall impose such other restrictions on the Stock Awards granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.
8.6 Certificate Legend. Except as otherwise provided by the Committee, in addition to any legends placed on certificates pursuant to Section 8.5 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:
“The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Corus Bankshares, Inc. Equity Award and Incentive Plan, in the rules and administrative procedures adopted pursuant to such Plan, and in an Award Agreement dated                     . A copy of the Plan, such rules and procedures, and such Award Agreement may be obtained from the Secretary of Corus Bankshares, Inc.”

8.7 Removal of Restrictions. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock Award grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.6 removed from his Stock certificate.
8.8 Voting Rights. Except as otherwise provided by the Committee, during the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares to the same extent as would have been applicable to the Participant if the Participant was then vested in the Shares; provided, however, that the Participant shall not be entitled to vote the Shares with respect to record dates for such voting rights arising prior to the Grant Date, or with respect to record dates occurring on or after the date, if any, on which the Participant has forfeited those Shares.
8.9 Dividends and Other Distributions. Except as otherwise provided by the Committee, during the Period of Restriction, a Stock Award will provide the Participant with the right to receive all dividends and other distributions paid with respect to those Shares subject to the Stock Award at the same time such dividends are paid to the Company’s shareholders and such dividends and other distributions may be settled in cash or Stock, as determined by the Committee; provided, however, that no dividends shall be payable to or for the benefit of the Participant for Shares subject to the Stock Award with respect to record dates occurring prior to the Grant Date, or with respect to record dates occurring on or after the date, if any, on which the Participant has forfeited those Shares. Except as otherwise provided by the Committee, if any such dividends or distributions are paid in shares of Stock, such Shares shall be subject to the same restrictions on transferability as the Shares subject to the Stock Award with respect to which they were paid.
8.10 Termination of Employment Due to Death or Disability. Except as otherwise provided by the Committee:
(a) In the event a Participant’s employment is terminated because of death during the Period of Restriction, any remaining Period of Restriction applicable to a Restricted Stock Award pursuant to Section 8.4 herein shall automatically terminate and, except as otherwise provided in Section 8.5, the Shares subject to the Restricted Stock Award shall thereby be free of restrictions and fully transferable.
(b) In the event a Participant’s employment terminates because of Disability, all Non-Vested Shares (as defined below) shall remain outstanding (and dividends shall accrue on such shares while they are outstanding), subject to the following: If the Participant survives until the two-year anniversary of such termination of employment, all of the Non-Vested Shares and any accrued dividends thereon shall be forfeited on such two-year anniversary. However, if after termination of employment because of Disability, the Participant dies prior to the two-year anniversary of the date of such termination, all of the Non-Vested Shares shall thereby be free of restrictions and fully transferable and any accrued dividends on such Non-Vested Shares shall be paid to the Participant’s estate. For purposes of this paragraph (b), if a Participant’s employment terminates by reason of Disability, the Participant’s “Non-Vested Shares” shall be those shares of Restricted Stock previously granted to the Participant as to which the Period of Restriction has not ended on or before such termination.

8.11 Termination of Employment for Other Reasons. Except as otherwise provided by the Committee, in the event that a Participant terminates his employment with the Company for any reason other than for Death or Disability as set forth in Section 8.10 herein, during the Period of Restriction, then any Shares subject to the Stock Award still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company; provided, however, that, in the event of an involuntary termination of the employment of a Participant by the Company other than for Cause, the Committee, in its sole discretion, may waive the automatic forfeiture of any or all such Shares and may add such new restrictions to such Shares subject to the Stock Award as it deems appropriate.
ARTICLE 8A.
CASH INCENTIVE AWARDS
8A.1 Cash Incentive Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash Incentive Awards to such Participants and in such amounts as it shall determine. A Cash Incentive Award is the grant of a right to receive a payment of cash (or in the discretion of the Committee, Stock having value equivalent to the cash otherwise payable) that is contingent on achievement of performance objectives over a specified period established by the Committee. The grant of Cash Incentive Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee. The Committee may designate a Cash Incentive Award granted to any Participant as Performance-Based Compensation as that term is used in Code Section 162(m). To the extent required by Code Section 162(m), any such Award so designated shall be conditioned on the achievement of one or more Performance Measures, as selected by the Committee. For Cash Incentive Awards under this Section 8A.1 intended to be Performance-Based Compensation, the grant of such Awards and the establishment of the Performance Measures shall be made during the period required under Code Section 162(m).
ARTICLE 9.
BENEFICIARY DESIGNATION
9.1 Beneficiary Designation. If any rights of the Participant or benefits distributable to the Participant under the Plan have not been exercised or distributed, respectively, at the time of the Participant’s death, such rights shall be exercisable by the Designated Beneficiary, and such benefits shall be distributed to the Designated Beneficiary, in accordance with the provisions of the Plan. The “Designated Beneficiary” shall be the beneficiary or beneficiaries designated by the Participant in a writing filed, during the Participant’s lifetime, with the Company in such form and at such time as the Company shall require. Each designation will revoke all prior designations by the same Participant. If a deceased Participant fails to designate a beneficiary, or if the Designated Beneficiary does not survive the Participant, any rights that would have been exercisable by the Participant and any benefits distributable to the Participant shall be exercised by or distributed to the legal representative of the estate of the Participant. If a deceased Participant designates a beneficiary and the Designated Beneficiary survives the Participant but dies before the Designated Beneficiary’s exercise of all rights under the Plan or before the complete distribution of benefits to the Designated Beneficiary under the Plan, then any rights that would have been exercisable by the Designated Beneficiary shall be exercised by the legal representative of the estate of the Designated Beneficiary, and any benefits distributable to the Designated Beneficiary shall be distributed to the legal representative of the estate of the Designated Beneficiary.

ARTICLE 10.
RIGHTS OF EMPLOYEES
10.1 Participation. No employee shall have a right to be selected as a Participant, or having been so selected, to be selected again as a Participant. Neither a Participant nor any other Person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company shall be sufficient to pay any benefits to any Person.
10.2 Employment. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.
ARTICLE 11.
CHANGE IN CONTROL
11.1 In General. Subject to the provisions of paragraph 4.2(d) (relating to the adjustment of Shares), and except as otherwise provided in the Plan or an Award Agreement reflecting the applicable Award:
(a) If a Participant who is employed by the Company or a Subsidiary at the time of a Change in Control then holds one or more outstanding Options, all such Options then held by the Participant shall become fully exercisable on and after the date of the Change in Control (subject to the expiration provisions otherwise applicable to the Options).

(b) If a Participant who is employed by the Company or a Subsidiary at the time of a Change in Control then holds one or more outstanding SARs, all such SARs then held by the Participant shall become fully exercisable on and after the date of the Change in Control (subject to the expiration provisions otherwise applicable to the SARs).
(c) If a Participant who is employed by the Company or a Subsidiary at the time of a Change in Control then holds one or more Stock Awards, all such Stock Awards shall become fully vested on the date of the Change in Control; provided that, if the amount of the Award or the vesting is to be determined based on the level of performance achieved, the target level of performance shall be deemed to have been achieved.
ARTICLE 12.
AMENDMENT, MODIFICATION, AND TERMINATION
12.1 Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend, or modify the Plan. However, without the approval of the shareholders of the Company no such termination, amendment or modification may:
(a) Increase the total number of shares of Stock which may be issued under this Plan, either in the aggregate or to an individual, except as provided in Section 4.2(d) herein;
(b) Change the class of employees eligible to participate in the Plan; or
(c) Change the provisions of the Plan regarding Option Exercise Price.
12.2 Awards Previously Granted. No termination, amendment or modification of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant, unless such action is necessary to ensure that Section 409A of the Code does not apply to the Plan.
ARTICLE 13.
WITHHOLDING
13.1 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Company may condition the delivery of any cash, Shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

13.2 Stock Withholding Elections. Due to the exercise of a (a) Nonqualified Stock Option, (b) lapse of restrictions on Stock Awards, or (c) the issuance of any other Stock Award under the Plan, a Participant may make an irrevocable election to (i) surrender to the Company shares of Stock to which the Participant is otherwise entitled under the Plan, provided, however, that such Shares under this clause (i) may be used to satisfy not more than the Company’s minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), or (ii) surrender to the Company shares of Stock (by actual delivery or attestation) which the Participant already owns, provided, however, that to the extent Shares described in this clause (ii) are used to satisfy more than the minimum statutory withholding obligation, as described below, then, except as otherwise provided by the Committee, payments made with Shares in accordance with this clause (ii) shall be limited to Shares held by the Participant for not less than six months prior to the payment date. Such elections must be made by a Participant on or prior to the date of exercise. The Committee may disapprove of any election, may suspend or terminate the right to make elections, or may provide with respect to any Award under the Plan that the right to make elections shall not apply to such Awards.
ARTICLE 14.
INDEMNIFICATION
14.1 Indemnification. Each Person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall neither be exclusive of nor exceed any other rights of indemnification to which such Persons may be entitled under the Company’s Articles of Incorporation, Bylaws or indemnification agreements, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
ARTICLE 15.
SUCCESSORS
15.1 Successors. This Plan shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any Person acquiring, whether by direct or indirect merger, consolidation, purchase of assets and/or stock, or otherwise, all or substantially all of the business and/or assets of the Company.

ARTICLE 16.
REQUIREMENTS OF LAW
16.1 Requirements of Law. The granting of Awards and the issuance of shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges or markets as may be required.
16.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Illinois.

Corus Bankshares, Inc.
3959 North Lincoln Avenue
Chicago, Illinois 60613
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THE UNDERSIGNED, revoking previous proxies for such stock, hereby appoints Joseph C. Glickman and Robert J. Glickman or either one of them the proxy of the undersigned with full power of substitution, to vote all stock of Corus Bankshares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Corporation to be held at the DOUBLETREE HOTEL & CONFERENCE CENTER, 9599 Skokie Boulevard, Skokie, Illinois, at 10:00 a.m. on May 5, 2009, and at any adjournment or postponement thereof:

1.	Election of Directors
A.	FOR all nominees listed below:	B.	WITHHOLDING AUTHORITY to	C.	WITHHOLDING AUTHORITY to vote for
			vote for ALL nominees listed below:		SPECIFIC NOMINEES, as indicated below:
(INSTRUCTIONS SOLELY FOR OPTION C: If withholding authority to vote only for certain specific nominees, check option “C” above and strike a line through the names of those nominees as to whom voting authority is to be withheld in the list below.)

Joseph C. Glickman	Robert J. Buford	Rodney D. Lubeznik	Peter C. Roberts
Robert J. Glickman	Kevin R. Callahan	Michael J. McClure
2. Proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company.

FOR	AGAINST	ABSTAIN
3. Proposal to increase the number of shares of common stock available for issuance under the Equity Award and Incentive Plan.

FOR	AGAINST	ABSTAIN
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy will be voted as directed. Unless otherwise marked, proxies will be voted (1) FOR the election of the nominees to the Board of Directors, (2) FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm, (3) FOR the proposed increase in the number of shares of common stock available for issuance under the Equity Award and Incentive Plan, and in accordance with their best judgment, upon such other matters as may properly come before said meeting or any adjournment or postponement thereof.
The undersigned may, at any time prior to the Annual Meeting of Shareholders, revoke this proxy as set forth in the accompanying proxy statement.

Dated:	,	2009
Signature

Signature, if held jointly
(The shareholder’s signature should be exactly as it appears on the stock certificate. In case stock is held jointly, all parties should sign. If you sign as an attorney, trustee, administrator, executor or guardian, please give full title as such. Corporations should sign by duly authorized officer and affix seal.)